As filed with the Securities and Exchange Commission on April 30, 2010
                                                Securities Act File No. 33-79180
                                       Investment Company Act File No. 811-08518

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

Pre-Effective Amendment No. __                                               [ ]
Post-Effective Amendment No. 21                                              [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

Amendment No.  22                                                            [X]


                              GAMCO GOLD FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Center, Rye, New York 10580-1422
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center,
                            Rye, New York 10580-1422
                     (Name and Address of Agent for Service)

                                   Copies to:

Bruce N. Alpert                         Michael R. Rosella Esq.
GAMCO Gold Fund, Inc.                   Paul, Hastings, Janofsky & Walker, LLP
One Corporate Center                    75 East 55th Street
Rye, New York 10580-1422                New York, New York 10022-3205

It is proposed that this filing will become effective:



     [ ]  immediately upon filing pursuant to paragraph (b); or

     [X]  on April 30, 2010 pursuant to paragraph (b); or

     [ ]  60 days after filing pursuant to paragraph (a)(1); or

     [ ]  on [____] pursuant to paragraph (a)(1); or

     [ ]  75 days after filing pursuant to paragraph (a)(2); or

     [ ]  on [____] pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       GAMCO GOLD FUND, INC. (THE "FUND")

CLASS              TICKER SYMBOL
-----              -------------
CLASS AAA SHARES       GOLDX

PROSPECTUS
APRIL 30, 2010

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                              GAMCO GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            website: www.gabelli.com
                            e-mail: info@gabelli.com


                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                                TABLE OF CONTENTS


SUMMARY OF THE FUND .......................................................    2
INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES,
   AND RELATED RISKS ......................................................    6
MANAGEMENT OF THE FUND ....................................................    9
INDEX DESCRIPTIONS ........................................................   10
PURCHASE OF SHARES ........................................................   10
REDEMPTION OF SHARES ......................................................   12
EXCHANGE OF SHARES ........................................................   15
PRICING OF FUND SHARES ....................................................   16
DIVIDENDS AND DISTRIBUTIONS ...............................................   17
TAX INFORMATION ...........................................................   17
MAILINGS TO SHAREHOLDERS AND E-DELIVERY ...................................   18
FINANCIAL HIGHLIGHTS ......................................................   18

                               SUMMARY OF THE FUND

                              INVESTMENT OBJECTIVE

The Fund seeks to provide investors with long-term capital appreciation.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.


                                                                        CLASS
                                                                         AAA
                                                                       SHARES
                                                                       ------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
   of offering price) ..............................................    None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption
   or offering price, whichever is lower) ..........................    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a
   percentage of amount invested) ..................................    None
Redemption Fee (as a percentage of amount redeemed for shares held
   7 days or less) payable to the Fund: ............................    2.00%
Exchange Fee .......................................................    None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees ....................................................    1.00%
   Distribution (Rule 12b-1) Expenses ..............................    0.25%
   Other Expenses ..................................................    0.21%
                                                                        ----
Total Annual Fund Operating Expenses ...............................    1.46%
                                                                        ====


                                 EXPENSE EXAMPLE


This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $149      $462      $797     $1,746


                               PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.


                         PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of foreign and domestic issuers principally engaged in gold-related activities and gold bullion (the "80% Investment Policy").

In selecting investments for the Fund, Gabelli Funds, LLC, the Fund's adviser (the "Adviser"), focuses on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination include capitalization per ounce of gold production, capitalization per ounce of recoverable reserves, quality of management, and the issuer's ability to create shareholder wealth.

Because most of the world's gold production is outside of the United States, the Fund expects that a significant portion of its assets may be invested in securities of foreign issuers, including those located in developed as well as emerging markets.

An important function of the Adviser's investment process is to, among other things, establish through the Adviser's research, a value at which point a particular stock may by sold, provided there are no other fundamental changes in the business. The Adviser constantly monitors the Fund's holdings to determine if such holdings continue to act in accordance with the factors described above and the Fund's investment objective. The Adviser may sell a holding if its fundamentals deteriorate or change in a way, as determined by the Adviser, that the investment case for the holding is no longer appropriate for the Fund.

                                 PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

     -    you are investing for a long-term goal such as retirement

     - you are looking to add an aggressive growth component to your portfolio

     - you are willing to accept higher risks of investing in a sector of the stock market in exchange for long-term returns

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

THE PRINCIPAL RISKS PRESENTED BY THE FUND ARE:

     - MARKET RISK. The principal risk of investing in the Fund is market risk. Market risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances. These fluctuations may cause a security to be worth less than it was worth when purchased by the Fund.


     - GOLD-RELATED RISKS. The risk that the stock prices of companies involved in precious metals-related industries will experience greater volatility than companies not involved in precious metals-related industries. Investments related to gold and other precious metals and minerals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors.


     - FUND AND MANAGEMENT RISK. The Fund invests in stocks issued by companies believed by the portfolio manager to be undervalued but which have favorable prospects for growth. The Fund's share price may decline if the market favors other types of stocks. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund's shares may decline.

     - FOREIGN SECURITIES RISK. A fund that invests outside the U.S. carries additional risks that include:

               - CURRENCY RISK. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

               - INFORMATION RISK. Key information about an issuer, security, or market may be inaccurate or unavailable.

               - POLITICAL RISK. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action, and war.

               - ACCESS RISK. The risk that some countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

     - EMERGING MARKETS RISK. Investing in emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political, and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections, and company laws could expose the Fund to operational and other risks as well. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation, and unemployment) that could subject the Fund to increased volatility or substantial declines in value. The typically small size of these markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of securities held by the Fund.

     - CONCENTRATION RISKS. Because the Fund will invest more than 25% of its total assets in securities of companies involved in gold-related or precious metals-related activities, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

     - PORTFOLIO TURNOVER RISK. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions, or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences in the Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

                                   PERFORMANCE


The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index and other related indexes. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.gabelli.com.

                              GAMCO GOLD FUND, INC.
      (TOTAL RETURNS FOR CLASS AAA SHARES FOR THE YEARS ENDED DECEMBER 31)

                               (PERFORMANCE GRAPH)


2000   (15.6)%
2001    26.0%
2002    87.2%
2003    49.4%
2004   (10.9)%
2005    33.6%
2006    32.4%
2007    24.7%
2008   (28.7)%
2009    52.1%



During the years shown in the bar chart, the highest return for a quarter was 45.4% (quarter ended March 31, 2002) and the lowest return for a quarter was (32.0)% (quarter ended September 30, 2008).



                    AVERAGE ANNUAL TOTAL RETURNS                         PAST        PAST         PAST
               (FOR THE YEARS ENDED DECEMBER 31, 2009)                 ONE YEAR   FIVE YEARS   TEN YEARS
               ---------------------------------------                 --------   ----------   ---------
GAMCO Gold Fund, Inc. Class AAA Shares:
   Return Before Taxes .............................................    52.14%      19.05%      20.29%
   Return After Taxes on Distributions .............................    51.76%      18.05%      19.67%
   Return After Taxes on Distributions and Sale of Fund Shares .....    34.39%      16.57%      18.41%
S&P 500 Index (reflects no deduction for fees, expenses or taxes) ..    26.47%       0.42%      (0.95)%
Philadelphia Gold & Silver Index (reflects no deduction for fees,
   expenses or taxes) ..............................................    36.62%      12.25%      10.95%
Lipper Gold Fund Average (reflects no deduction for fees,
   expenses or taxes) ..............................................    51.10%      17.32%      18.53%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").


                                   MANAGEMENT

THE ADVISER. Gabelli Funds, LLC serves as the Adviser to the Fund.

THE PORTFOLIO MANAGER. Mr. Caesar M. P. Bryan, Senior Vice President and Portfolio Manager with GAMCO Asset Management Inc., has served as Portfolio Manager of the Fund since its inception on July 11, 1994.

                        PURCHASE AND SALE OF FUND SHARES

The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire. You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.


                                 TAX INFORMATION

The Fund's distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.

          PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.

               INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE,
                    INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund's investment objective is to seek long-term capital appreciation. The investment objective of the Fund may not be changed without shareholder approval.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution, or trading of gold or the financing, managing, controlling, or operating of companies engaged in "gold-related" activities and gold bullion. A company is principally engaged in gold-related activities if it derives more than 50% of its income or devotes 50% or more of its assets to those activities. The 80% Investment Policy may be changed by the Fund's Board of Directors (the "Board") without shareholder approval. Shareholders will, however, receive at least 60 days' prior written notice of any change in this policy. The Fund may also invest in equity securities of companies engaged in similar activities with respect to silver, platinum, or other precious metals or minerals. Equity securities include common and preferred stocks, securities convertible into common stocks, and securities such as rights and warrants that have common stock characteristics.

The Fund provides investors with the opportunity to invest in gold and gold-related securities. An investment in the Fund may offer a better opportunity for capital growth for the long-term investor willing to accept an above-average risk. Because gold (a tangible asset) has not always moved in close correlation with financial assets, an investment in the Fund would diversify an existing portfolio of non-gold-related securities and other investments.

In selecting investments for the Fund, the Adviser focuses on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination include capitalization per ounce of gold production, capitalization per ounce of recoverable reserves, quality of management, and the issuer's ability to create shareholder wealth.

Because most of the world's gold production is outside of the United States, the Fund expects that a significant portion of its assets may be invested in securities of foreign issuers, including those located in developed as well as emerging markets. The percentage of Fund assets invested in particular countries or regions will change from time to time based on the Adviser's judgment. Among other things, the Adviser will consider the economic stability and economic outlook of these countries and regions.

An important function of the Adviser's investment process is to, among other things, establish through the Adviser's research, a value at which point a particular stock may by sold, provided there are no other fundamental changes in the business. The Adviser constantly monitors the Fund's holdings to determine if such holdings continue to act in accordance with the factors described above and the Fund's investment objective. The Adviser may sell a holding if its fundamentals deteriorate or change in a way, as determined by the Adviser, that the investment case for the holding is no longer appropriate for the Fund.

The Fund may also use the following investment technique:

     - DEFENSIVE INVESTMENTS. When adverse market or economic conditions exist, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include short-term fixed income securities or money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal.

When you sell Fund shares, they may be worth less than what you paid for them. Your investment in the Fund is not guaranteed and, consequently, you can lose money by investing in the Fund. Investing in the Fund involves the following risks:

     - MARKET RISK. The principal risk of investing in the Fund is market risk. Market risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances. These fluctuations may cause a security to be worth less than it was worth when purchased by the Fund. Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. These market conditions add significantly to the risk of short term volatility of the Fund.


     - GOLD-RELATED RISKS. The risk that the stock prices of companies involved in precious metals-related industries will experience greater volatility than companies not involved in precious metals-related industries. Investments related to gold and other precious metals and minerals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors. Prices of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of precious metals, changes in industrial and commercial demand, metal sales by governments, central banks, or international agencies, investment speculation, monetary and other economic policies of various governments, and government restrictions on private ownership of certain precious metals and minerals. Investors should note that bullion may depreciate in value, and unlike other investments, does not generate income. When holding bullion, the Fund may encounter higher custody and other costs (including shipping and insurance) than those normally associated with ownership of securities. Also, any gains realized upon the sale of bullion or of interests of certain trusts holding bullion will not count towards the requirement in the Internal Revenue Code of 1986, as amended (the "Code"), that at least 90% of the Fund's gross income in each taxable year be derived from gains on the sale of securities and certain other permitted sources. In addition, bullion owned by the Fund directly or indirectly through certain trusts will not count towards the asset diversification requirements in the Code applicable to the Fund.

     - FUND AND MANAGEMENT RISK. The Fund invests in stocks issued by companies believed by the portfolio manager to be undervalued but which have favorable prospects for growth. The Fund's share price may decline if the market favors other types of stocks. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund's shares may decline.

     - FOREIGN SECURITIES RISK. A fund that invests outside the U.S. carries additional risks that include:

               - CURRENCY RISK. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

               - INFORMATION RISK. Key information about an issuer, security, or market may be inaccurate or unavailable.

               - POLITICAL RISK. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action, and war.

               - ACCESS RISK. The risk that some countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

     - EMERGING MARKETS RISK. Investing in emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political, and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections, and company laws could expose the Fund to operational and other risks as well. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation, and unemployment) that could subject the Fund to increased volatility or substantial declines in value. The typically small size of these markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of securities held by the Fund.

     - CONCENTRATION RISKS. Because the Fund will invest more than 25% of its total assets in securities of companies involved in gold-related or precious metals-related activities, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

     - PORTFOLIO TURNOVER RISK. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions, or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences in the Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

                             MANAGEMENT OF THE FUND

THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the Fund's operations under the general supervision of the Fund's Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company originally organized in 1999 as successor to GGCP, Inc., a New York corporation originally organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2009, the Fund paid the Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.00% of the value of its average daily net assets.

The Fund's semi-annual report to shareholders for the period ended June 30, 2009, contains a discussion of the basis of the Board's determination to continue the investment advisory agreement as described above.

THE PORTFOLIO MANAGER. Mr. Caesar M.P. Bryan has been primarily responsible for the day-to-day investment management of the Fund's investments since July 1994. Mr. Bryan is a Senior Vice President and Portfolio Manager with GAMCO Asset Management Inc., a wholly owned subsidiary of GBL, and has been a Portfolio Manager of the GAMCO International Growth Fund, Inc. since June 1995, and Co-Portfolio Manager of The GAMCO Global Opportunity Fund since May 1998 and a member of the GAMCO Growth Fund portfolio management team.

The Fund's SAI provides additional information about Mr. Bryan's compensation, other accounts managed by him, and his ownership of securities in the Fund.


REGULATORY MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant, and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above-referenced federal securities laws. The settlement did not impact the Fund and did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the investment advisory agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex, including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the investment advisory agreement.

RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares or pay shareholder service fees. The Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the Fund or pay shareholder service fees. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of Fund assets on an ongoing basis, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

                               INDEX DESCRIPTIONS


The S&P 500 INDEX is a widely recognized, unmanaged index of common stocks. You cannot invest directly in the S&P 500 Index.



The PHILADELPHIA GOLD & SILVER INDEX is a widely recognized unmanaged index composed of precious metals-related common stocks. You cannot invest directly in the Philadelphia Gold & Silver Index.



The LIPPER GOLD FUND AVERAGE, which represents an unmanaged average composed of gold-related mutual funds, as tracked by Lipper Inc., is adjusted for reinvestment of dividends and capital gain distributions. You cannot invest directly in the Lipper Gold Fund Average.


                               PURCHASE OF SHARES

You can purchase the Fund's shares on any Business Day. The Fund's Class AAA Shares are offered only to (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or a similar service, or (ii) where the Distributor has entered into an agreement permitting the financial intermediary to offer Class AAA Shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

     - BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "GAMCO Gold Fund, Inc." to:


BY MAIL                 BY PERSONAL DELIVERY OR OVERNIGHT DELIVERY
-------                 ------------------------------------------
THE GABELLI FUNDS       THE GABELLI FUNDS
P.O. BOX 8308           C/O BFDS
BOSTON, MA 02266-8308   30 DAN ROAD, CANTON, MA 02021-2809


You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.

- BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                      225 FRANKLIN STREET, BOSTON, MA 02110
                        ABA #011-0000-28 REF DDA #99046187
                            RE: GAMCO GOLD FUND, INC.
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although the Fund's Transfer Agent, State Street Bank and Trust Company ("State Street"), will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its Class AAA Shares based on the net asset value per share ("NAV") next determined after the time as of which the Fund receives your completed subscription order form and your payment. See "Pricing of Fund Shares" for a description of the calculation of the NAV.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRAs, "Roth" IRAs, SEP IRAs, and "Coverdell" Education Savings plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans; the Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans". The minimum initial investment in all such retirement or education savings plans is $250. There is no minimum for subsequent investments in retirement or education savings plans.

AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund's minimum purchase requirements. The Fund also offers other classes of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all classes are substantially the same.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.

THIRD PARTY ARRANGEMENTS. The Adviser and its affiliates utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. In addition to amounts paid to brokers, dealers, or financial intermediaries as a re-allowance of a portion of the sales commission, the Adviser or an applicable affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Funds' distribution plans), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds, and/or to promote retention of their customers' assets in the Funds.

These payments, sometimes referred to as "revenue sharing", do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing, transaction processing, subaccounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Insurance Regulatory Authority ("FINRA"), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than 12b-1 payments) for a portion of the charges for those programs that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.

The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form. See "Pricing of Fund Shares" for a description of the calculation of NAV.

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund's policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary's policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interests of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

You may redeem shares through the Distributor or directly from the Fund through the Fund's Transfer Agent.


     - BY LETTER. You may mail a letter requesting the redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a medallion signature guarantee.


     - BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United
          States) or by visiting our website at www.gabelli.com. YOU MAY NOT REDEEM FUND SHARES HELD THROUGH AN IRA THROUGH THE INTERNET. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see "Exchange of Shares"). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

          1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.


          2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day.


AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

REDEMPTION IN KIND. In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Fund's Board believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAV at the time of exchange. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.

In effecting an exchange:

               - you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

               - if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

               - if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

               -    you may realize a taxable gain or loss;

               - you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain a prospectus; and

               - you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly through the Fund's Transfer Agent, or through a registered broker-dealer.

     - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

     - EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

     - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It would be in addition to any sales charge and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES


The NAV of the Fund's Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively, except New Year's Day 2011.


The Fund's NAV is determined as of the close of regular trading of the NYSE, normally 4:00 p.m., Eastern Time. The NAV is computed by dividing the value of the Fund's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Class AAA Shares by the total number of Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV next made as of a time after the time as of which the purchase or redemption order is received in proper form. Gold and other precious metals held by the Fund are valued daily at fair market value, based upon price quotations in common use, in such manner as the Board of Directors from time to time determines in good faith to reflect most accurately their fair market value.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt ("ADR") securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gains distributions, if any, on an annual basis. You may have dividends and/or capital gain distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying your broker or the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without a sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions.

                                 TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gain. Capital gains may be taxed at different rates depending on the length of the time the Fund holds the securities giving rise to such capital gains. Dividends out of investment company taxable income (including distributions of net short-term capital gains (I.E., gains from securities held by the Fund for one year or less)) are taxable to you as ordinary income, except that qualified dividends are currently eligible for a reduced federal income tax rate through 2010 (unless extended legislatively). Properly designated distributions of net capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. Gain attributable to sales of gold bullion held by the Fund for longer than one year are generally taxed at federal rate of 28 percent. The Fund's dividends and distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, and if applicable, state, and/or local taxes. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, under current law, individual shareholders who satisfy certain holding periods and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the Fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Corporations may be able to take a dividends received deduction for a portion of the income dividends they receive.

A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of Fund shares, and any gain you realize on such a transaction generally will be taxable.

The Fund may be required to withhold a portion of the dividends, distributions, and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Also, dividends, distributions, and redemption proceeds payable to foreign shareholders may be subject to a federal withholding tax.


Dividends declared by the Fund in October, November, or December and paid during January of the following year will be treated as if paid in December for tax purposes.


After the end of each year, the Fund will provide you with information regarding any shares you redeemed and the federal tax status of any dividends or distributions you received during the previous year.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial or administrative action, and any such change may be retroactive. It is applicable only to shareholders who are U.S. persons. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                     MAILINGS TO SHAREHOLDERS AND E-DELIVERY

In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund's annual, semi-annual, and quarterly Fund reports, manager commentaries, and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website at www.gabelli.com. Shareholders who purchased the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the return that an investor would have earned or lost on an investment in the Fund's Class AAA Shares (assuming reinvestment of all distributions). Certain information reflects financial results for a single Class AAA Share. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, is included in the Fund's annual report, which is available upon request.

GAMCO GOLD FUND, INC.
FINANCIAL HIGHLIGHTS

Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended December 31,



                           INCOME FROM INVESTMENT OPERATIONS                      DISTRIBUTIONS
                        --------------------------------------  -------------------------------------------------
             Net Asset               Net Realized      Total                     Net
    Year       Value,       Net     and Unrealized     from         Net      Realized
   Ended     Beginning  Investment  Gain (Loss) on  Investment  Investment    Gain on    Return of      Total
December 31  of Period    Loss(a)     Investments   Operations    Income    Investments   Capital   Distributions
-----------  ---------  ----------  --------------  ----------  ----------  -----------  ---------  -------------
CLASS AAA
   2009        $20.03     $(0.23)       $10.67        $10.44      $(0.50)         --          --       $(0.50)
   2008         28.11      (0.10)        (7.99)        (8.09)         --          --          --           --
   2007         24.98      (0.15)         6.29          6.14       (0.68)     $(2.27)     $(0.06)       (3.01)
   2006         20.80      (0.06)         6.77          6.71       (0.49)      (2.04)         --        (2.53)
   2005         16.00      (0.07)         5.45          5.38       (0.12)      (0.46)         --        (0.58)

                                                                RATIOS TO AVERAGE NET
                                                              ASSETS/ SUPPLEMENTAL DATA
                                                         ----------------------------------
                         Net Asset           Net Assets
    Year                   Value,              End of        Net                  Portfolio
   Ended     Redemption    End of    Total     Period    Investment   Operating    Turnover
December 31    Fees(a)     Period   Return+  (in 000's)     Loss     Expenses(b)    Rate++
-----------  ----------  ---------  -------  ----------  ----------  -----------  ---------
CLASS AAA
   2009       $ 0.00(c)    $29.97     52.1%   $520,594     (0.93)%      1.46%         7%
   2008         0.01        20.03    (28.7)    366,855     (0.39)       1.44         10
   2007         0.00(c)     28.11     24.7     484,172     (0.56)       1.46         12
   2006         0.00(c)     24.98     32.4     419,724     (0.24)       1.47         12
   2005         0.00(c)     20.80     33.6     333,104     (0.44)       1.52          4

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions. Total return excluding the effect of the contribution from the Fund's Adviser of $380,000 for the year ended December 31, 2006 was 32.3%.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of portfolio turnover to include cash proceeds due to mergers. Had this policy been adopted retroactively the portfolio turnover rate for the years ended December 31, 2007, 2006, and 2005 would have been as shown.

(a) Per share amounts have been calculated using the average shares outstanding method.

(b) The Fund incurred interest expense during the years ended December 31, 2008, 2007, 2006, and 2005. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.43%, 1.44%, 1.44%, and 1.50%, respectively. For the year ended December 31, 2009, the effect of the interest expense was minimal.

(c)  Amount represents less than $0.005 per share.

                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The GAMCO/Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds LLC or Teton Advisors, Inc. (formerly Gabelli Advisers, Inc.), which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company which has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS.

                     This Page Was Left Blank Intentionally.

                     This Page Was Left Blank Intentionally.

                     This Page Was Left Blank Intentionally.

                              GAMCO GOLD FUND, INC.

                                CLASS AAA SHARES

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

     You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll-free phone, or the internet as follows:

                              GAMCO Gold Fund, Inc.
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com

You can also review and/or copy the Fund's Prospectuses, annual and semi-annual reports, and SAI at the Public Reference Room of the SEC in Washington, D.C. You can get text-only copies:

     -    Free from the Fund's website at www.gabelli.com.

     - For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

     -    Free from the EDGAR Database on the SEC's website at www.sec.gov.

(Investment Company Act File No. 811-08518)

                       GAMCO GOLD FUND, INC. (THE "FUND")

CLASS     TICKER SYMBOL
-----     -------------
CLASS A       GLDAX
CLASS B       GLDBX
CLASS C       GLDCX
CLASS I       GLDIX

PROSPECTUS
APRIL 30, 2010

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              GAMCO GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            website: www.gabelli.com
                            e-mail: info@gabelli.com




                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                                TABLE OF CONTENTS


SUMMARY OF THE FUND .......................................................    2
INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVES, INVESTMENT
   STRATEGIES, AND RELATED RISKS ..........................................    7
MANAGEMENT OF THE FUND ....................................................    9
INDEX DESCRIPTIONS ........................................................   10
CLASSES OF SHARES .........................................................   11
PURCHASE OF SHARES ........................................................   16
REDEMPTION OF SHARES ......................................................   18
EXCHANGE OF SHARES. .......................................................   20
PRICING OF FUND SHARES ....................................................   21
DIVIDENDS AND DISTRIBUTIONS ...............................................   22
TAX INFORMATION ...........................................................   22
MAILINGS TO SHAREHOLDERS AND E-DELIVERY ...................................   23
FINANCIAL HIGHLIGHTS ......................................................   23

                              SUMMARY OF THE FUND

                              INVESTMENT OBJECTIVE


The Fund seeks to provide investors with long-term capital appreciation.


FEES AND EXPENSES OF THE FUND:


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund. More Information about these and other discounts is available from your financial professional and in the "Classes of Shares" section on page 11 of this Prospectus.



                                                            CLASS A   CLASS B   CLASS C   CLASS I
                                                             SHARES    SHARES    SHARES    SHARES
                                                            -------   -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price) ..................    5.75%     None      None      None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption or offering price,
   whichever is lower) ..................................    None      5.00%     1.00%     None
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends (as percentage of amount invested) .........    None      None      None      None
Redemption Fee (as a percentage of amount redeemed for
    shares held 7 days or less) payable to the Fund: ....    2.00%     2.00%     2.00%     2.00%
Exchange Fee ............................................    None      None      None      None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay
   each year as a percentage of the value of your
   investment):
Management Fees .........................................    1.00%     1.00%     1.00%     1.00%
Distribution and Service (Rule 12b-1) Fees ..............    0.25%     1.00%     1.00%     None
Other Expenses ..........................................    0.21%     0.21%     0.21%     0.21%
                                                             -----     ----      ----      ----
Total Annual Fund Operating Expenses ....................    1.46%     2.21%     2.21%     1.21%
                                                             ====      ====      ====      ====


                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                 ------   -------   -------   --------
Class A Shares ...............    $715     $1,010    $1,327    $2,221
Class B Shares ...............    $724     $  991    $1,385    $2,355
Class C Shares ...............    $324     $  691    $1,185    $2,544
Class I Shares ...............    $123     $  384    $  665    $1,466

You would pay the following expenses if you did not redeem your shares of the
Fund:


                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                 ------   -------   -------   --------
Class A Shares ...............    $715     $1,010    $1,327    $2,221
Class B Shares ...............    $224     $  691    $1,185    $2,355
Class C Shares ...............    $224     $  691    $1,185    $2,544
Class I Shares ...............    $123     $  384    $  665    $1,466


                               PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.


                         PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of foreign and domestic issuers principally engaged in gold-related activities and gold bullion (the "80% Investment Policy").


In selecting investments for the Fund, Gabelli Funds, LLC, the Fund's adviser (the "Adviser"), focuses on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination include capitalization per ounce of production, capitalization per ounce of recoverable reserves, quality of management, and the issuer's ability to create shareholder wealth.


Because most of the world's gold production is outside of the United States, the Fund expects that a significant portion of its assets may be invested in securities of foreign issuers, including those located in developed as well as emerging markets.

An important function of the Adviser's investment process is to, among other things, establish through the Adviser's research, a value at which point a particular stock may by sold, provided there are no other fundamental changes in the business. The Adviser constantly monitors the Fund's holdings to determine if such holdings continue to act in accordance with the factors described above and the Fund's investment objective. The Adviser may sell a holding if its fundamentals deteriorate or change in a way, as determined by the Adviser, that the investment case for the holding is no longer appropriate for the Fund.

                                 PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

     -    you are investing for a long-term goal such as retirement

     - you are looking to add an aggressive growth component to your portfolio

     - you are willing to accept higher risks of investing in a sector of the stock market in exchange for long-term returns

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

The principal risks presented by the Fund are:

     - MARKET RISK. The principal risk of investing in the Fund is market risk. Market risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities partici-pate, and the issuer company's particular circumstances. These fluctuations may cause a security to be worth less than it was worth when purchased by the Fund.


     - GOLD-RELATED RISKS. The risk that the stock prices of companies involved in precious metals-related industries will experience greater volatility than companies not involved in precious metals-related industries. Investments related to gold and other precious metals and minerals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors.


     - FUND AND MANAGEMENT RISK. The Fund invests in stocks issued by companies believed by the portfolio manager to be undervalued but which have favorable prospects for growth. The Fund's share price may decline if the market favors other types of stocks. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund's shares may decline.

     - FOREIGN SECURITIES RISK. A fund that invests outside the U.S. carries additional risks that include:

          - CURRENCY RISK. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

          - INFORMATION RISK. Key information about an issuer, security, or market may be inaccurate or unavailable.

          - POLITICAL RISK. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action, and war.

          - ACCESS RISK. The risk that some countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

     - EMERGING MARKETS RISK. Investing in emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political, and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections, and company laws could expose the Fund to operational and other risks as well. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation, and unemployment) that could subject the Fund to increased volatility or substantial declines in value. The typically small size of these markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of securities held by the Fund.

     - CONCENTRATION RISKS. Because the Fund will invest more than 25% of its total assets in securities of companies involved in gold-related or precious metals-related activities, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

     - PORTFOLIO TURNOVER RISK. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commission, or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to the Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

                                   PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index and other related indexes. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.gabelli.com.

                              GAMCO GOLD FUND, INC.
       (TOTAL RETURNS FOR CLASS A SHARES FOR THE YEARS ENDED DECEMBER 31)

                               (PERFORMANCE GRAPH)

2000    (15.6)%
2001     26.0%
2002     87.2%
2003     49.4%
2004    (10.8)%
2005     33.6%
2006     32.4%
2007     24.8%
2008    (28.7)%
2009     52.1%


Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown.


During the years shown in the bar chart, the highest return for a quarter was 45.4% (quarter ended March 31, 2002) and the lowest return for a quarter was (32.0)% (quarter ended September 30, 2008).



           AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE YEARS ENDED DECEMBER 31, 2009,         PAST        PAST         PAST
   WITH MAXIMUM SALES CHARGES, IF APPLICABLE)      ONE YEAR   FIVE YEARS   TEN YEARS
   ------------------------------------------      --------   ----------   ---------
GAMCO Gold Fund, Inc. Class A Shares
   (first issued on 12/27/02)
   Return Before Taxes .........................    43.35%       17.65%      19.58%
   Return After Taxes on Distributions .........    43.02%       16.67%      18.97%
   Return After Taxes on Distributions
      and Sale of Fund Shares ..................    28.65%       15.30%      17.74%
Class B Shares (first issued on 12/27/02)
   Return Before Taxes .........................    45.97%       17.93%      19.64%
Class C Shares (first issued on 12/27/02)
   Return Before Taxes .........................    49.95%       18.15%      19.66%
Class I Shares (first issued on 01/11/08)
   Return Before Taxes .........................    52.46%       19.18%      20.35%

          AVERAGE ANNUAL TOTAL RETURNS
    (FOR THE YEARS ENDED DECEMBER 31, 2009,          PAST        PAST         PAST
   WITH MAXIMUM SALES CHARGES, IF APPLICABLE)      ONE YEAR   FIVE YEARS   TEN YEARS
   ------------------------------------------      --------   ----------   ---------
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes) ..........................    26.47%       0.42%       (0.95)%
Philadelphia Gold & Silver Index (reflects no
   deduction for fees, expenses or taxes) ......    36.62%      12.25%       10.95%
Lipper Gold Fund Average (reflects no deduction
   for fees, expenses, or taxes) ...............    51.10%      17.32%       18.53%



The returns shown for Class A, Class B, Class C, and Class I Shares prior to their first issuance dates are those of the Class AAA Shares of the Fund which are not offered in this Prospectus. All Classes of the Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary due to the differences in expenses.


                                   MANAGEMENT

THE ADVISER. Gabelli Funds, LLC serves as the Adviser to the Fund.

THE PORTFOLIO MANAGER. Mr. Caeser M. P. Bryan, Senior Vice President and Portfolio Manager with GAMCO Asset Management, Inc., has served as Portfolio Manager of the Fund since its inception on July 11, 1994.

                        PURCHASE AND SALE OF FUND SHARES


The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). Class B Shares are no longer available for new investments, except through exchanges from Class B Shares of certain other Gabelli/GAMCO Funds or reinvestment of dividends or capital gains. There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.



You can purchase or redeem shares of the Fund on any day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.

You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.


                                 TAX INFORMATION

The Fund's distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.

          PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.

               INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE,
                    INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund's investment objective is to seek long-term capital appreciation. The investment objective of the Fund may not be changed without shareholder approval.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution, or trading of gold or the financing, managing, controlling, or operating of companies engaged in "gold-related" activities and gold bullion. A company is principally engaged in gold-related activities if it derives more than 50% of its income or devotes 50% or more of its assets to those activities. The 80% Investment Policy may be changed by the Fund's Board of Directors (the "Board") without shareholder approval. Shareholders will, however, receive at least 60 days' prior written notice of any change in this policy. The Fund may also invest in equity securities of companies engaged in similar activities with respect to silver, platinum, or other precious metals or minerals. Equity securities include common and preferred stocks, securities convertible into common stocks, and securities such as rights and warrants that have common stock characteristics.

The Fund provides investors with the opportunity to invest in gold and gold-related securities. An investment in the Fund may offer a better opportunity for capital growth for the long-term investor willing to accept an above-average risk. Because gold (a tangible asset) has not always moved in close correlation with financial assets, an investment in the Fund would diversify an existing portfolio of non-gold-related securities and other investments.

In selecting investments for the Fund, the Adviser focuses on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination include capitalization per ounce of production, capitalization per ounce of recoverable reserves, quality of management, and the issuer's ability to create shareholder wealth.

Because most of the world's gold production is outside of the United States, the Fund expects that a significant portion of its assets may be invested in securities of foreign issuers, including those located in developed as well as emerging markets. The percentage of Fund assets invested in particular countries or regions will change from time to time based on the Adviser's judgment. Among other things, the Adviser will consider the economic stability and economic outlook of these countries and regions.

An important function of the Adviser's investment process is to, among other things, establish through the Adviser's research, a value at which point a particular stock may by sold, provided there are no other fundamental changes in the business. The Adviser constantly monitors the Fund's holdings to determine if such holdings continue to act in accordance with the factors described above and the Fund's investment objective. The Adviser may sell a holding if its fundamentals deteriorate or change in a way, as determined by the Adviser, that the investment case for the holding is no longer appropriate for the Fund. The Fund may also use the following investment technique:

     - DEFENSIVE INVESTMENTS. When adverse market or economic conditions exist, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include short-term fixed income securities or money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal.

When you sell Fund shares, they may be worth less than what you paid for them. Your investment in the Fund is not guaranteed and, consequently, you can lose money by investing in the Fund.

Investing in the Fund involves the following risks:

     - MARKET RISK. The principal risk of investing in the Fund is market risk. Market risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances. These fluctuations may cause a security to be worth less than it was worth when purchased by the Fund. Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. These market conditions add significantly to the risk of short term volatility of the Fund.


     - GOLD-RELATED RISKS. The risk that the stock prices of companies involved in precious metals-related industries will experience greater volatility than companies not involved in precious metals-related industries. Investments related to gold and other precious metals and minerals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors. Prices of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of precious metals, changes in industrial and commercial demand, metal sales by governments, central banks, or international agencies, investment speculation, monetary, and other economic policies of various governments, and government restrictions on private ownership of certain precious metals and minerals. Investors should note that bullion may depreciate in value, and unlike other investments, does not generate income. When holding bullion, the Fund may encounter higher custody and other costs (including shipping and insurance) than those normally associated with ownership of securities. Also, any gains realized upon the sale of bullion or of interests of certain trusts holding bullion will not count towards the requirement in the Internal Revenue Code of 1986, as amended (the "Code"), that at least 90% of the Fund's gross income in each taxable year be derived from gains on the sale of securities and certain other permitted sources. In addition, bullion owned by the Fund directly or indirectly through certain trusts will not count towards the asset diversification requirements in the Code applicable to the Fund.


     - FUND AND MANAGEMENT RISK. The Fund invests in stocks issued by companies believed by the portfolio manager to be undervalued but which have favorable prospects for growth. The Fund's share price may decline if the market favors other types of stocks. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund's shares may decline.

     - FOREIGN SECURITIES RISK. A fund that invests outside the U.S. carries additional risks that include:

          - CURRENCY RISK. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

          - INFORMATION RISK. Key information about an issuer, security, or market may be inaccurate or unavailable.

          - POLITICAL RISK. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action, and war.

          - ACCESS RISK. The risk that some countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

     - EMERGING MARKETS RISK. Investing in emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political, and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections, and company laws could expose the Fund to operational and other risks as well. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation, and unemployment) that could subject the Fund to increased volatility or substantial declines in value. The typically small size of these markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of securities held by the Fund.

     - CONCENTRATION RISKS. Because the Fund will invest more than 25% of its total assets in securities of companies involved in gold-related or precious metals-related activities, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

     - PORTFOLIO TURNOVER RISK. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commission, or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to the Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

                             MANAGEMENT OF THE FUND

THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the Fund's operations under the general supervision of the Fund's Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company originally organized in 1999 as successor to GGCP, Inc., a New York corporation originally organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2009, the Fund paid the Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.00% of the value of its average daily net assets.

The Fund's semi-annual report to shareholders for the period ended June 30, 2009, contains a discussion of the basis of the Board's determination to continue the investment advisory agreement as described above.

THE PORTFOLIO MANAGER. Mr. Caesar M.P. Bryan has been primarily responsible for the day-to-day investment management of the Fund's investments since July 1994. Mr. Bryan has been a Senior Vice President and Portfolio Manager with GAMCO Asset Management Inc., a wholly owned subsidiary of GBL, and has been a Portfolio Manager of the GAMCO International Growth Fund, Inc. since June 1995, and Co-Portfolio Manager of The GAMCO Global Opportunity Fund since May 1998 and a member of the GAMCO Growth Fund portfolio management team.

The Fund's SAI provides additional information about Mr. Bryan's compensation, other accounts managed by him, and his ownership of securities in the Fund.

REGULATORY MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant, and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above-referenced federal securities laws. The settlement did not impact the Fund and did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the investment advisory agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex, including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the investment advisory agreement.

                               INDEX DESCRIPTIONS


The S&P 500 INDEX is a widely recognized, unmanaged index of common stocks. You cannot invest directly in the S&P 500 Index.



The PHILADELPHIA GOLD & SILVER INDEX is a widely recognized unmanaged index composed of precious metals-related common stocks. You cannot invest directly in the Philadelphia Gold & Silver Index.



The LIPPER GOLD FUND AVERAGE, which represents an unmanaged average composed of gold-related mutual funds, as tracked by Lipper, Inc., is adjusted for reinvestment of dividends and capital gain distributions. You cannot invest directly in the Lipper Gold Fund Average.

                                CLASSES OF SHARES

                             CLASS A SHARES            CLASS B SHARES          CLASS C SHARES           CLASS I SHARES
                         ----------------------   ----------------------   ----------------------   ---------------------
Front End Sales Load?    Yes. The percentage      No.                      No.                      No.
                         declines as the amount
                         invested increases.

Contingent Deferred      No, except for shares    Yes, for shares          Yes, for shares          No.
Sales Charge?            redeemed within          redeemed within          redeemed within twelve
                         eighteen months after    seventy-two months       months after purchase.
                         purchase as part of      after purchase.
                         an investment greater    Declines over time.
                         than $1 million if no
                         front-end sales charge
                         was paid at the time
                         of purchase.

Rule 12b-1 Fee           0.25%                    1.00%                    1.00%                    None.

Convertible to Another   No.                      Yes. Automatically       No.                      No.
Class?                                            converts to Class A
                                                  Shares approximately
                                                  ninety-six months
                                                  after purchase.

Fund Expense Levels      Lower annual expenses    Higher annual expenses   Higher annual expenses   Lower annual expenses
                         than Class B Shares or   than Class A Shares      than Class A Shares      than Class A Shares,
                         Class C Shares. Higher   and Class I Shares.      and Class I Shares.      Class B Shares, or
                         annual expenses than                                                       Class C Shares.
                         Class I Shares.

Four classes of the Fund's shares are offered in this Prospectus - Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares of the Fund are offered in a separate prospectus. Class B Shares are not currently available for new purchases, other than exchanges from Class B Shares of certain other Gabelli/GAMCO funds. Class I Shares are available to foundations, endowments, institutions, and employee benefit plans. The minimum investment for Class I Shares is $500,000 and the investor must purchase the Shares directly through the Distributor or brokers that have entered into selling agreements with the Distributor specifically with respect to Class I Shares. The minimum is waived for plans with assets of at least $50 million. The Distributor or its affiliates may accept, in their sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet these qualification requirements. The table above summarizes the differences among the classes of shares.

     - A "front-end sales load", or sales charge, is a one-time fee charged at the time of purchase of shares.

     - A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.

     - A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the particular class of shares.

                IF YOU...                                 THEN YOU SHOULD CONSIDER...
-----------------------------------------   ---------------------------------------------------
-    qualify for a reduced or waived        purchasing Class A Shares instead of Class C Shares
     front-end sales load

-    do not qualify for a reduced or        purchasing Class C Shares instead of Class A Shares
     waived front-end sales load intend
     to hold your shares for only a few
     years

-    do not qualify for a reduced or        purchasing Class A Shares instead of Class C Shares
     waived front-end sales load and
     intend to hold your shares
     indefinitely

-    are an eligible institution and wish   purchasing Class I Shares
     to purchase at least $500,000 worth
     of shares

In selecting a class of shares in which to invest, you should consider:

     -    the length of time you plan to hold the shares;

     - the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if the Fund's assets increase in value and decreases if the Fund's assets decrease in value;

     - whether you qualify for a reduction or waiver of the Class A sales charge;

     - that Class B Shares convert to Class A Shares approximately ninety-six months after purchase;

     - that new investments in Class B Shares are no longer available other than exchanges from Class B Shares of certain other Gabelli/GAMCO funds; and

     - whether you qualify to purchase Class I Shares (direct institutional purchases of $500,000 or more).

The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A Shares and describes information or records you may need to provide to the Fund or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers applicable to the various classes of the Fund's Shares is also available free of charge and in a clear and prominent format on our website at www.gabelli.com (click on "Mutual Funds - Sales Load and Breakpoint Info").

SALES CHARGE -- CLASS A SHARES. The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:

                                    SALES CHARGE      SALES CHARGE      REALLOWANCE
                                    AS % OF THE         AS % OF             TO
AMOUNT OF INVESTMENT              OFFERING PRICE*   AMOUNT INVESTED   BROKER-DEALERS
--------------------              ---------------   ---------------   --------------
Under $50,000                         5.75%               6.10%            5.00%
$50,000 but under $100,000            4.75%               4.99%            4.00%
$100,000 but under $250,000           3.75%               3.90%            3.00%
$250,000 but under $500,000           2.75%               2.83%            2.25%
$500,000 but under $1 million         2.00%               2.04%            1.75%
$1 million but under $2 million       0.00%**             0.00%            1.00%
$2 million but under $5 million       0.00%**             0.00%            0.50%
$5 million or more                    0.00%**             0.00%            0.25%

----------
*    Includes front-end sales load.

** Subject to a 1.00% CDSC for 18 months after purchase if no front-end sales charge was paid at the time of purchase.

No sales charge is imposed on reinvestment of distributions selected in advance of the distribution.

BREAKPOINTS OR VOLUME DISCOUNTS

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A Shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Fund, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply if shares are redeemed within eighteen months after purchase.

SALES CHARGE REDUCTIONS AND WAIVERS -- CLASS A SHARES:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive volume discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

     VOLUME DISCOUNTS/RIGHTS OF ACCUMULATION. In order to determine whether you qualify for a Volume Discount under the sales charge schedule on the preceding page you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs, and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Fund uses the current net asset value of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.

     LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of the Fund and submit a Letter of Intent (the "Letter") to your broker or the Distributor, you may make purchases of Class A Shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current net asset value per share ("NAV"). For more information on the Letter, call your broker.

     REQUIRED SHAREHOLDER INFORMATION AND RECORDS. In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

     -    all of your accounts at the Fund or a broker;

     -    any account of yours at another broker; and

     - accounts of related parties of yours, such as members of the same family, at any broker.

     You should therefore keep copies of these types of records.

     INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of the Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, Bank of New York Mellon, Boston Financial Data Services, Inc. ("BFDS"), State Street Bank and Trust Company, the Fund's Transfer Agent ("State Street"), PNC Global Investment Servicing (U.S.) Inc., and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners, and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse, and a sibling's children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 45 days of the redemption; (5) tax-exempt organizations enumerated in section 501(c)(3) of the Code and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund or an intermediary; (7) qualified employee benefit plans having more than one hundred eligible employees or a minimum of $1 million in plan assets invested in the Fund; (8) any unit investment trusts registered under the 1940 Act which have shares of the Fund as a principal investment; (9) investment advisory clients of GAMCO Asset Management Inc. and their immediate families; (10) employee participants of organizations adopting the 401(K) Plan sponsored by the Adviser; (11) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Fund's Distributor; and (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

     Investors who qualify under any of the categories described above should contact their brokerage firm. Some of these investors may also qualify to invest in Class I Shares.

CONTINGENT DEFERRED SALES CHARGES

You will pay a CDSC when you redeem:

     - Class A Shares within approximately eighteen months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase;

     -    Class B Shares within approximately seventy-two months of buying them;
          or

     -    Class C Shares within approximately twelve months of buying them.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. The CDSC schedule for Class B Shares is set forth below. In each case, the CDSC is based on the NAV at the time of your investment or the NAV at the time of redemption, whichever is lower.

                              CLASS B SHARES
YEARS SINCE PURCHASE               CDSC
--------------------          --------------
First .....................        5.00%
Second. ...................        4.00%
Third. ....................        3.00%
Fourth ....................        3.00%
Fifth .....................        2.00%
Sixth. ....................        1.00%
Seventh and thereafter ....        0.00%

The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of the Fund to brokers at the time of sale who initiate and are responsible for purchases of such Class B Shares of the Fund.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Fund at the time of sale to brokers who initiate and are responsible for purchases of such Class C Shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

     - redemptions and distributions from retirement plans made after the death or disability of a shareholder;

     - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;

     -    involuntary redemptions made by the Fund;

     - a distribution from a tax-deferred retirement plan after your retirement; and

     - returns of excess contributions to retirement plans following the shareholder's death or disability.

CONVERSION FEATURE - CLASS B SHARES:

     - Class B Shares automatically convert to Class A Shares of the Fund on the first business day of the ninety-seventh month following the month in which you acquired such shares.

     - After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.

     - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

     - The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

     - If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

The Board may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

RULE 12B-1 PLAN. The Fund has adopted distribution plans under Rule 12b-1 (the "Plans") for Class A, Class B, and Class C Shares of the Fund (each, a "Plan"). Under the Plans, the Fund may use its assets to finance activities relating to the sale of its Class A, Class B, and Class C Shares and the provision of certain shareholder services. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activities outside the Plan and not be subject to its limitations.

The Class A Plan authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class A Shares to finance distribution of its Class A Shares or pay shareholder service fees. The Class B Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to the Class B Shares to finance distributions of its Class B Shares and 0.25% for shareholder service fees. The Class C Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to Class C Shares to finance distribution of its Class C Shares and 0.25% for shareholder service fees.

Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

                               PURCHASE OF SHARES

You can purchase the Fund's shares on any Business Day. You may purchase shares directly through registered broker-dealers, banks, or other financial intermediaries that have entered into appropriate selling agreements with the Fund's Distributor. In addition, certain investors who qualify may purchase Class I Shares of the Fund directly from the Distributor.

Presently, Class B Shares may only be acquired through an exchange of Class B Shares of certain other Gabelli/GAMCO fund or through the reinvestment of dividends or distributions by existing shareholders.

The broker-dealer, bank, or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers, banks, or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

     - BY MAIL OR IN PERSON. Your broker-dealer, bank, or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.

BY MAIL                 BY PERSONAL DELIVERY OR OVERNIGHT DELIVERY
-------                 ------------------------------------------
THE GABELLI FUNDS       THE GABELLI FUNDS
P.O. BOX 8308           C/O BFDS
BOSTON, MA 02266-8308   30 DAN ROAD
                        CANTON, MA 02021-2809

     - BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                      225 FRANKLIN STREET, BOSTON, MA 02110
                       ABA #011-0000-28 REF DDA #99046187
                            RE: GAMCO GOLD FUND, INC.
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]

          If you are making an initial purchase of Class I Shares, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although the Fund's Transfer Agent, State Street, will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its shares based on the NAV next determined after the time as of which the Fund receives your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares. See "Pricing of Fund Shares" for a description of the calculation of the NAV as described under "Classes of Shares-Sales Charge-Class A Shares".

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000 for Class A, Class B, and Class C Shares. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" under "Additional Purchase Information for Class A Shares, Class B Shares, and Class C Shares" regarding minimum investment amounts applicable to such plans.

Your minimum initial investment for Class I Shares must be at least $500,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund's minimum purchase requirements. The Fund also offers another class of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements the shares of all Classes are substantially the same.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.

THIRD PARTY ARRANGEMENTS. The Adviser and its affiliates may utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. In addition to amounts paid to brokers, dealers, or financial intermediaries as a re-allowances of a portion of the sales commission, the Adviser or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Fund's distribution plans), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Fund, and/or to promote retention of their customers' assets in the Fund.

These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing, transaction processing, subaccounting services, marketing support, and/or access to sales meetings, sales representatives and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority ("FINRA"), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than 12b-1 payments), for a portion of the charges for those programs that generally represent savings experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.

The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

ADDITIONAL PURCHASE INFORMATION FOR CLASS A SHARES, CLASS B SHARES, AND CLASS C SHARES

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA, SEP IRAs and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans; the Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans". The minimum initial investment in all such retirement or education plans is $250. There is no minimum for subsequent investments in retirement or education plans.

AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Contingent Deferred Sales Charges" or a redemption fee as described below. See "Pricing of Fund Shares" for a description of the calculation of NAV.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class A, Class B, Class C, and Class I Shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the share's aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund's policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary's policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interests of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.


In the event that you wish to redeem shares in a registered account established by a broker-dealer or other financial intermediary, and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting the redemption of shares to:

THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial insti-tutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a medallion signature guarantee.


AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

REINSTATEMENT PRIVILEGE. A shareholder in the Fund who has redeemed Class A Shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within 45 days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement within 30 days of redemption, in which case an adjustment will be made to the tax basis of the shares so acquired, if those shares are acquired within 30 days of the redemption.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

REDEMPTION IN KIND. In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be in portfolio securities only in the rare instance that the Fund's Board believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. You may call your broker to obtain a list of the funds whose shares you may acquire through an exchange. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a money market fund. The Fund or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or any investor at any time. In effecting an exchange:

          - you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

          - if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

          - if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

          -    you may realize a taxable gain or loss;

          - you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com, to obtain a prospectus; and

          - you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange shares by telephone, by mail, over the Internet, or through a registered broker-dealer or other financial intermediary.

     - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

     - EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

     - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.


The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.


Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES


The NAV is calculated separately for each class of shares on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively, except New Year's Day 2011.



The Fund's NAV is determined as of the close of regular trading of the NYSE, normally 4:00 p.m., Eastern Time. The NAV of each class is computed by dividing the value of the Fund's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. Gold and other precious metals held by the Fund are valued daily at fair market value, based upon price quotations in common use, in such manner as the Board of Directors from time to time determines in good faith to reflect most accurately their fair market value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV of each class next made as of a time after the time as of which the purchase or redemption order is received in proper form.


Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.


Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt ("ADR") securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.


                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends and/or capital gain distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying your broker or the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. Dividends and distributions may differ for different classes of shares.

                                 TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gain. Capital gains may be taxed at different rates depending on the length of the time the Fund holds the securities giving rise to such capital gains. Dividends out of net investment company taxable income (including distributions of net short-term capital gains (I.E., gains from securities held by the Fund for one year or less)) are taxable to you as ordinary income, except that qualified dividends are currently eligible for a reduced federal income tax rate through 2010 (unless extended legislatively). Properly designated distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. Gains attributable to sales of gold bullion held by the Fund for longer than one year are generally taxed at a federal rate of 28 percent. The Fund's dividends and distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal and, if applicable, state, and/or local taxes. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, under current law, individual shareholders who satisfy certain holding periods and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the Fund. "Qualified dividend income" generally consists of dividends received from

U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Corporations may be able to take a dividends received deduction for a portion of the income dividends they receive.

A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of Fund shares, and any gain you realize on such a transaction generally will be taxable.

The Fund may be required to withhold a portion of the dividends, distributions, and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Also, dividends, distributions, and redemption proceeds payable to foreign shareholders may be subject to a federal withholding tax.


Dividends declared by the Fund in October, November, or December and paid during January of the following year will be treated as if paid in December for tax purposes.


After the end of each year, the Fund will provide you with information regarding any shares you redeemed and the federal tax status of any dividends or distributions you received during the previous year.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial or administrative action, and any such change may be retroactive. It is applicable only to shareholders who are U.S. persons. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                     MAILINGS TO SHAREHOLDERS AND E-DELIVERY

In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund's annual, semi-annual, and quarterly Fund reports, manager commentaries, and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website at www.gabelli.com. Shareholders who purchased the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of fund documents, if available.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the return that an investor would have earned or lost on an investment in the designated class of Shares (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, is included in the Fund's annual report, which is available upon request.

GAMCO GOLD FUND, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:



                              INCOME FROM INVESTMENT OPERATIONS                          DISTRIBUTIONS
                          ----------------------------------------   -----------------------------------------------------
                                            Net
              Net Asset                 Realized and       Total                        Net
   Period       Value,        Net        Unrealized        from          Net         Realized
   Ended      Beginning   Investment   Gain (Loss) on   Investment   Investment      Gain on     Return of       Total
December 31   of Period     Loss(a)      Investments    Operations     Income      Investments    Capital    Distributions
-----------   ---------   ----------   --------------   ----------   ----------   ------------   ---------   -------------
CLASS A
    2009        $20.02      $(0.23)       $ 10.66        $ 10.43     $(0.49)             --           --        $(0.49)
    2008         28.09       (0.09)         (7.99)         (8.08)        --              --           --            --
    2007         24.95       (0.14)          6.28           6.14      (0.67)         $(2.27)      $(0.06)        (3.00)
    2006         20.79       (0.06)          6.77           6.71      (0.51)          (2.04)          --         (2.55)
    2005         15.97       (0.07)          5.43           5.36      (0.08)          (0.46)          --         (0.54)
CLASS B
    2009        $19.68      $(0.41)       $ 10.44        $ 10.03     $(0.30)             --           --        $(0.30)
    2008         27.82       (0.30)         (7.85)         (8.15)        --              --           --            --
    2007         24.77       (0.35)          6.21           5.86      (0.49)         $(2.27)      $(0.05)        (2.81)
    2006         20.65       (0.25)          6.69           6.44      (0.28)          (2.04)          --         (2.32)
    2005         15.93       (0.19)          5.37           5.18      (0.00)(c)       (0.46)          --         (0.46)
CLASS C
    2009        $19.67      $(0.42)       $ 10.44        $ 10.02     $(0.35)             --           --        $(0.35)
    2008         27.79       (0.28)         (7.85)         (8.13)        --              --           --            --
    2007         24.72       (0.34)          6.18           5.84      (0.46)         $(2.27)      $(0.04)        (2.77)
    2006         20.64       (0.25)          6.71           6.46      (0.34)          (2.04)          --         (2.38)
    2005         15.92       (0.19)          5.37           5.18         --           (0.46)          --         (0.46)
CLASS I
    2009        $20.09      $(0.19)       $ 10.73        $ 10.54     $(0.57)             --           --        $(0.57)
2008 (d)         31.71       (0.03)        (11.60)        (11.63)        --              --           --            --

                                                                        RATIOS TO AVERAGE
                                                                   NET ASSETS/SUPPLEMENTAL DATA
                                                              ------------------------------------

                           Net Asset             Net Assets
   Period                    Value,                End of         Net                    Portfolio
   Ended      Redemption     End of     Total      Period     Investment    Operating     Turnover
December 31     Fees(a)      Period    Return+   (in 000's)     (Loss)     Expenses(b)     Rate++
-----------   ----------   ---------   -------   ----------   ----------   -----------   ---------
CLASS A
    2009       $0.00(c)      $29.96      52.1%     $15,458     (0.92)%        1.46%          7%
    2008        0.01          20.02     (28.7)      11,752     (0.37)         1.44          10
    2007        0.00(c)       28.09      24.8       15,116     (0.54)         1.46          12
    2006        0.00(c)       24.95      32.4       17,489     (0.22)         1.47          12
    2005        0.00(c)       20.79      33.6        6,739     (0.47)         1.54           4
CLASS B
    2009       $0.00(c)      $29.41      51.0%     $ 1,682     (1.67)%        2.21%          7%
    2008        0.01          19.68     (29.3)       1,314     (1.17)         2.19          10
    2007        0.00(c)       27.82      23.8        2,785     (1.30)         2.21          12
    2006        0.00(c)       24.77      31.3        2,481     (1.00)         2.22          12
    2005        0.00(c)       20.65      32.6        2,100     (1.19)         2.27           4
CLASS C
    2009       $0.00(c)      $29.34      51.0%     $11,291     (1.68)%        2.21%          7%
    2008        0.01          19.67     (29.2)       5,892     (1.12)         2.19          10
    2007        0.00(c)       27.79      23.8        9,469     (1.30)         2.21          12
    2006        0.00(c)       24.72      31.4        9,469     (0.99)         2.22          12
    2005        0.00(c)       20.64      32.6        5,145     (1.19)         2.27           4
CLASS I
    2009       $0.00(c)      $30.06      52.5%     $ 8,280     (0.68)%        1.21%          7%
2008 (d)        0.01          20.09     (36.6)       1,122     (0.13)(e)      1.20(e)       10


----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sale charges. Total return excluding the effect of the contribution from the Fund's Adviser of $380,000 for the year ended December 31, 2006 was 32.3%, 31.1%, and 31.3% for Class A, Class B, and Class C Shares, respectively.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended 2007, 2006, and 2005 would have been as shown.

(a) Per share amounts have been calculated using the average shares outstanding method.


(b) The Fund incurred interest expense during the years ended December 31, 2008, 2007, 2006, and 2005. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.43%, 1.44%, 1.44%, and 1.51% (Class A), 2.17%, 2.19%, 2.19%, and 2.25% (Class
     B), 2.18%, 2.19%, 2.19%, and 2.25% (Class C), and 1.18% (Class I),
     respectively. For the year ended December 31, 2009, the effect of the interest expense was minimal.


(c)  Amount represents less than $0.005 per share.

(d) From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.

(e)  Annualized.

                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the 1940 Act. We are managed by Gabelli Funds LLC or Teton Advisors, Inc., (formerly Gabelli Advisers, Inc.), which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securitiies and Exchange Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS.

                     This Page Was Left Blank Intentionally.

                     This Page Was Left Blank Intentionally.

                              GAMCO GOLD FUND, INC.

                           CLASS A, B, C, AND I SHARES

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll-free phone, or the internet as follows:

                              GAMCO Gold Fund, Inc.
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com

You can also review and/or copy the Fund's Prospectuses, annual and semi-annual reports, and SAI at the Public Reference Room of the SEC in Washington D.C. You can get text-only copies:

     -    Free from the Fund's website at www.gabelli.com.

     - For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

     -    Free from the EDGAR Database on the SEC's website at www.sec.gov.

(Investment Company Act File No. 811-08518)

                              GAMCO GOLD FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 2010


This Statement of Additional Information (the "SAI"), which is not a prospectus, describes the GAMCO Gold Fund, Inc., a Maryland corporation (the "Fund"). This SAI should be read in conjunction with the Fund's Prospectuses for Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class AAA Shares, each dated April 30, 2010. This SAI is incorporated by reference in its entirety into the Fund's Prospectuses. Portions of the Fund's annual report to shareholders are incorporated by reference into this SAI. For a free copy of a Prospectus, or the Fund's annual report to shareholders, please contact the Fund at the address, telephone number, or Internet website printed below.


                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone 800-GABELLI (800-422-3554)
                                 www.gabelli.com

CLASS   TICKER SYMBOL
-----   -------------
 AAA        GOLDX
  A         GLDAX
  B         GLDBX
  C         GLDCX
  I         GLDIX

                                TABLE OF CONTENTS


GENERAL INFORMATION.......................................................     2
INVESTMENT STRATEGIES AND RISKS...........................................     2
INVESTMENT RESTRICTIONS...................................................    13
PORTFOLIO HOLDINGS INFORMATION............................................    14
DIRECTORS AND OFFICERS....................................................    16
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS................................    24
INVESTMENT ADVISORY AND OTHER SERVICES....................................    25
DISTRIBUTION PLANS........................................................    32
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................    34
REDEMPTION OF SHARES......................................................    36
DETERMINATION OF NET ASSET VALUE..........................................    36
DIVIDENDS, DISTRIBUTIONS, AND TAXES.......................................    38
DESCRIPTION OF THE FUND'S SHARES..........................................    45
FINANCIAL STATEMENTS......................................................    46
APPENDIX A................................................................   A-1

                               GENERAL INFORMATION

The Fund is a diversified, open-end management investment company organized under the laws of the State of Maryland on May 13, 1994. The Fund commenced operations on July 11, 1994.

                         INVESTMENT STRATEGIES AND RISKS

INVESTMENTS

Subject to the investment policies set forth in the prospectuses and here within, the Fund may invest in any of the securities described below.

EQUITY SECURITIES

Because the Fund in seeking to achieve its investment objective may invest in the common stocks of both foreign and domestic issuers, an investment in the Fund should be made with an understanding of the risks inherent in any investment in common stocks, including the risk that the financial condition of the issuers of the Fund's portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Fund's shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. The Fund does not expect to invest in excess of 5% of its assets in securities of unseasoned issuers (companies that have operated less than three years), which, due to their short operating history, may have less information available and may not be as liquid as other securities.

Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest, and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary, and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. The value of the common stocks in the Fund's portfolio thus may be expected to fluctuate.

The economic crisis that began to unfold in 2007 continues to manifest itself in nearly all areas of the U.S. economy and has caused dramatic volatility in the financial markets, as well as a significant decrease in the value of many financial institutions, including, in general, a decrease in the value of stocks and bonds. The U.S. government has taken a number of measures to attempt to restore stability to the financial markets and to promote economic recovery. The measures have included various programs to stimulate economic activity, to reform regulatory oversight, to advance various social goals and to provide relief to businesses and individuals suffering from the effects of the economic crisis. There is no guarantee that any of these programs or other efforts will be successful.

Preferred stocks are usually entitled to rights on liquidation, which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate and liquidation or redemption value is usually pre-established, such securities tend to have less possibility of capital appreciation.

Some of the securities in the Fund may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-U.S. issuers deposited with a custodian in a depository. The underlying securities are usually withdrawable at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects, depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing, and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in markets in the U.S. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the U.S. Additionally, the Fund might have greater difficulty taking appropriate legal action in non-U.S. courts.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor.

Such investments in securities of foreign issuers are frequently denominated in foreign currencies and because the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

Gabelli Funds, LLC (the "Adviser") will attempt to manage these risks so that strategies and investments will benefit the Fund, but no assurance can be given that they will be successfully managed.

BULLION OF GOLD AND OTHER PRECIOUS METALS

The Fund may invest up to 30% of its net assets in bullion of gold and other precious metals ("bullion"). Bullion will only be bought and sold through U.S. and foreign banks, regulated U.S. commodities exchanges, exchanges affiliated with a regulated U.S. stock exchange, and dealers who are members of, or affiliated with members of, a regulated U.S. commodities exchange, in accordance with applicable investment laws. Investors should note that bullion offers the potential for capital appreciation or depreciation, but unlike other investments does not generate income, and in these transactions the Fund may encounter higher custody and other costs (including shipping and insurance) than costs normally associated with ownership of securities. The Fund may attempt to minimize the costs associated with the actual custody of bullion by the use of receipts or certificates representing ownership interests in bullion.

SOVEREIGN DEBT SECURITIES

The Fund may invest in securities issued or guaranteed by any country and denominated in any currency. The Fund expects to invest in the securities of companies located in developed countries, and to a lesser extent, those located in emerging markets. Developed markets include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom, and the United States. An emerging country is any country which is generally considered to be an emerging or developing country by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by its authorities as emerging or developing, at the time of the Fund's investment. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but include additional risks. These additional risks include those resulting from devaluation of currencies, future adverse political and economic developments and other foreign governmental laws. The Fund may have limited legal recourse in the event of default. Also, the Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities.

The Fund may also purchase securities issued by quasi-governmental or supranational agencies such as the Asian Development Bank, the International Bank for Reconstruction and Development, the Export-Import Bank, and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The Fund will not invest more than 20% of its assets in the securities of such supranational entities.

NONCONVERTIBLE FIXED INCOME SECURITIES

The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, debentures, notes, and money market instruments such as commercial paper and bankers' acceptances. There is no minimum credit rating for these securities in which the Fund may invest. Accordingly, the Fund could invest in securities in default, although the Fund will not invest more than 5% of its assets in defaulted securities.

Up to 20% of the Fund's total assets may be invested in lower-quality debt securities, although the Fund currently does not expect to invest more than 5% of its assets in such securities. The market values of lower-quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated "Baa" or "BBB" by Moody's Investors Service, Inc. ("Moody's") and the Standard and Poor's Rating Services ("S&P"), a division of The McGraw-Hill Companies, Inc., respectively, which ratings are considered investment grade, possess some speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. See "Appendix - Description of Ratings." There are risks involved in applying credit ratings as a method of evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. The Fund will rely on the judgment, analysis and experience of its Adviser in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other fixed income securities will adversely affect the Fund's net asset value ("NAV"). In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

At times, adverse publicity regarding lower-quality securities has depressed prices for such securities to some extent.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the "Code"), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (I.E., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Board of Directors (the "Board") to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

CONVERTIBLE SECURITIES

The Fund may invest up to 25% of its total assets in convertible securities rated, at the time of investment, less than "BBB" by S&P or "Baa" by Moody's or unrated but of equivalent credit quality in the judgment of the portfolio manager. A convertible security entitles the holder to exchange the security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time. A convertible security entitles the holder to receive the fixed income of a preferred stock until the holder elects to exercise the conversion privilege.

Some of the convertible securities in the Fund's portfolio may be "Pay-in-Kind" securities. During a designated period from original issuance, the issuer of such a security may pay dividends or interest to the holder by issuing additional fully paid and nonassessable shares or units of the same or another specified security. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

SECURITIES SUBJECT TO REORGANIZATION

The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, delayed, or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails to adequately recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer and the dynamics and business climate when the offer or proposal is in progress. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

OPTIONS

The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or for hedging the value of its portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right in return for a premium to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund's transactions in options may be subject to specific segregation requirements. See "Hedging Transactions" below.

If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but forgoes any capital appreciation in excess of the exercise price in the case of a call option, and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of the Fund's assets.

WARRANTS AND RIGHTS

The Fund may invest up to 5% of its total assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.

INVESTMENTS IN INVESTMENT COMPANIES

The Fund may invest up to 10% of its total assets (5% per issuer) in securities issued by other unaffiliated investment companies, although the Fund may not acquire more than 3% of the voting securities of any investment company.

WHEN-ISSUED, DELAYED DELIVERY SECURITIES, AND FORWARD COMMITMENTS

The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when-issued" or "delayed delivery" basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, I.E., a when-, as- and if-issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian, cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments. When the Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

SHORT SALES

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities, or other liquid securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any amount received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without regard to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest up to a total of 15% of its net assets in securities that are subject to restrictions on resale and securities which are illiquid, including repurchase agreements with more than seven days to maturity. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Unseasoned issuers are companies (including predecessors) that have operated for less than three years. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information, and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund's liquidity.

To the extent it can do so consistent with the foregoing limitations, the Fund may invest in non-publicly traded securities, including securities that are not registered under the Securities Act of 1933, as amended, (the "1933 Act") but that can be offered and sold to qualified institutional buyers under Rule 144A under that Act. The Board has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board, the daily function of determining and monitoring the liquidity of Rule 144A securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Adviser ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities.

To minimize this risk, the securities underlying the repurchase agreement will be held by the Fund's custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund's portfolio, more than 15% of its net assets would be so invested.

LOANS OF PORTFOLIO SECURITIES

To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities, and (5) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. In addition, all investments made with collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

Generally, the borrower will be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "Dividends, Distributions, and Taxes" below).

BORROWING

The Fund does not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions and (2) borrowings from banks for temporary or emergency purposes, including meeting redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing will not, in the aggregate, exceed 15% of the Fund's total assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The Fund may mortgage, pledge, or hypothecate assets to secure such borrowings.

MONEY MARKET INSTRUMENTS

Subject to the Fund's policy of investing at least 80% of its net assets in securities of companies engaged principally in gold-related activities, the Fund may invest in money market instruments. In cases of abnormal market or economic conditions, the Fund may invest up to 100% of its assets in money market instruments for defensive purposes, although the Fund intends to stay invested in securities satisfying its investment objective to the fullest extent practicable. Money market instruments include obligations of the U.S. government and its agencies and instrumentalities, commercial paper (including bank obligations), certificates of deposit (including Eurodollar certificates of deposit), and repurchase agreements. The Fund intends to invest only in short-term and medium-term debt securities that the Adviser believes to be of high quality, I.E., rated in one of the two highest categories by Moody's or S&P or, if unrated, determined to be equivalent in credit quality by the Adviser. For liquidity purposes in meeting redemption requests or paying dividends or expenses, the Fund may also invest its assets in such instruments.

HEDGING TRANSACTIONS

FUTURES AND FORWARD CONTRACTS. The Fund may enter into futures and forward contracts only for certain bona fide hedging, yield enhancement, and risk management purposes. The Fund may enter into futures and forward contracts on precious metals as a hedge against changes in the prices of precious metals held or intended to be acquired by the Fund, but not for speculation or for achieving leverage. The Fund's hedging activities may include purchases of futures and forward contracts as an offset against the effect of anticipated increases in the price of a precious metal which the Fund intends to acquire or sales of futures and forward contracts as an offset against the effect of anticipated declines in the price of precious metals which the Fund owns. Precious metals futures and forward contract prices can be volatile and are influenced principally by changes in spot market prices, which in turn are affected by a variety of political and economic factors. While the correlation between changes in prices of futures and forward contracts and prices of the precious metals being hedged by such contracts has historically been very strong, the correlation may at times be imperfect and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected precious metals price trends. The Fund may also enter into futures and forward contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. government securities.

The Commodity Futures Trading Commission (the "CFTC") has eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and who is therefore not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the Fund is not restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The Fund, however, continues to have policies with respect to futures and options thereon. The current view of the staff of the SEC is that a Fund's long and short positions in futures contracts, as well as put and call options on futures written by it, must be collateralized with cash or other liquid securities and segregated with the Fund's custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging (See "Asset Coverage for Forward Contracts, Options, Futures, and Options on Futures" below).

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC, and must be executed through a futures commission merchant (I.E., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

The Fund may also purchase and write covered call or put options on precious metals futures contracts. Such options would be purchased solely for hedging purposes. Call options might be purchased to hedge against an increase in the price of precious metals the Fund intends to acquire, and put options may be purchased to hedge against a decline in the price of precious metals owned by the Fund. As is the case with futures contracts, options on precious metals futures may facilitate the Fund's acquisition of precious metals or permit the Fund to defer disposition of precious metals for tax or other purposes.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES, AND OPTIONS ON FUTURES

The Fund will comply with guidelines established by the Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

CURRENCY TRANSACTIONS

The Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts, and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular day and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. The Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security the Fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

The Adviser may choose to use such instruments on behalf of the Fund depending upon market conditions prevailing and the perceived instrument needs of the Fund. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively broad and deep as compared to the markets for similar instruments which are established in the interbank market. In accordance with the current position of the SEC, the Fund will treat swap transactions as illiquid for purposes of the Fund's policy regarding illiquid securities. Futures contracts, interest rate swaps, and options on securities, indices and futures contracts and certain currency contracts sold by the Fund are generally subject to segregation and coverage requirements with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other high grade liquid debt obligations in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease in value. The segregation requirement can result in the Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so.

PORTFOLIO TURNOVER


The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. While it is impossible to predict with certainty the portfolio turnover, the Adviser expects that the annual turnover rate of the Fund will not exceed 75%. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Portfolio turnover may vary from year to year, as well as within a year. For the fiscal years ended December 31, 2008, and 2009, the turnover rates were 10% and 7%, respectively.


                             INVESTMENT RESTRICTIONS

The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser of (1) 67% of the Fund's voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are represented in person or by proxy or (2) more than 50% of the Fund's outstanding voting securities. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage holdings restriction on investment or the use of assets set forth below is adhered to at the time the transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. Under such restrictions, the Fund may not:

     (1) issue senior securities, except that the Fund may borrow money from a bank, including on margin if margin securities are owned, in an amount up to 33 1/3% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

     (2) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

     (3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

     (4) invest for the purpose of exercising control over management of any company;

     (5) purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than publicly traded real estate investment trusts and publicly traded master limited partnership interests; or

     (6) purchase or sell commodities or commodity contracts except for certain bona fide hedging, yield enhancement and risk management purposes or invest in any oil, gas, or mineral interests, provided that the Fund may invest in bullion.

In addition, as a diversified investment company, the Fund is subject to the following limitations as to 75% of its total assets: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government and its agencies and instrumentalities, and
(b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer.


The Fund has a concentration policy that it may not invest more than 25% of the value of its total assets in any particular industry other than the gold-related or precious metals-related industry in which the Fund shall so concentrate at least 25% of its total assets (this restriction does not apply to obligations issued or guaranteed by the U.S. government of its agencies or its instrumentalities). This concentration policy may not be changed without shareholder approval in accordance with Section 13(a)(3) of the 1940 Act. At the next meeting of the shareholders of the Fund, the Board of Directors of the Fund will present a proposal to its shareholders seeking shareholder approval of this concentration policy as a fundamental policy of the Fund, pursuant to an undertaking given by the Fund to the SEC.



                         PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund's portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, "Portfolio Holdings Information"). In addition, the Fund and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund's website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, which has agreed to keep such data confidential under terms approved by the Adviser's legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser's interests and the Fund's interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be "interested persons," as defined in the 1940 Act (the "Independent Directors"). These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.

Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

     (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

     (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

     (3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser. The Fund's current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

     (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

     (5) To certain broker-dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until at least it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

     (6) To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund's administrator, custodian, independent registered public accounting firm, and legal counsel are set forth is this SAI. The Fund's proxy voting service is Broadridge Financial Solutions, Inc. Bowne & Co., Inc. provides typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Adviser.

Other than these arrangements with the Fund's service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund's portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Adviser, nor any of the Adviser's affiliates, will accept on behalf of themselves, their affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund's Chief Compliance Officer.

                             DIRECTORS AND OFFICERS

Under Maryland law, the Fund's Board is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. Information pertaining to the Directors and executive officers of the Fund is set forth below.


                                             NUMBER OF
                                               FUNDS
                                              IN FUND
    NAME, POSITION(S)      TERM OF OFFICE    COMPLEX                                                 OTHER DIRECTORSHIPS
       ADDRESS(1)            AND LENGTH      OVERSEEN   PRINCIPAL OCCUPATION(S) DURING PAST HELD BY DIRECTOR DURING THE PAST FIVE
         AND AGE          OF TIME SERVED(2) BY DIRECTOR              FIVE YEARS                           YEARS(3)
------------------------- ----------------- ----------- ----------------------------------- -------------------------------------
INTERESTED DIRECTORS(4):

MARIO J. GABELLI          Since 1994             26     Chairman and Chief Executive        Director of Morgan Group
Chairman of the Board                                   Officer of GAMCO Investors, Inc.    Holdings, Inc. (holding
and Director                                            and Chief Investment Officer -      company); Chairman of the Board
Age: 67                                                 Value Portfolios of Gabelli Funds,  of LICT Corp. (multimedia and
                                                        LLC and GAMCO Asset Management      communication services
                                                        Inc.; Director/Trustee or Chief     company); Director of CIBL,
                                                        Investment Officer of  other        Inc. (broadcasting and wireless
                                                        registered investment companies in  communications)
                                                        the Gabelli/GAMCO Funds Complex;
                                                        Chairman and Chief Executive
                                                        Officer of GGCP, Inc.

INDEPENDENT DIRECTORS(5):

E. VAL CERUTTI            Since 1994              7     Chief Executive Officer of          Director of The LGL Group, Inc.
Director                                                Cerutti Consultants, Inc.           (diversified manufacturing)
Age: 68

ANTHONY J. COLAVITA       Since 1994             34     President of the law firm of                       --
Director                                                Anthony J. Colavita, P.C.
Age: 74

WERNER J. ROEDER          Since 1994             22     Medical Director of Lawrence                       --
Director                                                Hospital and practicing private
Age: 69                                                 physician

ANTHONIE C. VAN EKRIS     Since 1994             20     Chairman and Chief Executive        Director of Aurado Energy Inc.
Director                                                Officer of BALMAC International,    (oil and gas operations)
Age: 75                                                 Inc. (commodities and futures       through 2005
                                                        trading)

SALVATORE J. ZIZZA        Since 2004             28     Chairman and Chief Executive        Director of Harbor BioSciences,
Director                                                Officer of Zizza & Company Ltd.     Inc. (biotechnology) and
Age: 64                                                 (consulting) and Chief Executive    Trans-Lux Corporation (business
                                                        Officer of General Employment       services); Chairman of each of
                                                        Enterprises, Inc.                   BAM (manufacturing);
                                                                                            Metropolitan Paper Recycling
                                                                                            (recycling); Bergen Cove
                                                                                            Realty Inc. (real estate);
                                                                                            Bion Environmental Technologies
                                                                                            (technology)(2005-2008);
                                                                                            Director of Earl Scheib Inc.
                                                                                            (automotive painting) through
                                                                                            April 2009

                                             NUMBER OF
                                               FUNDS
                                              IN FUND
   NAME, POSITION(S)        TERM OF OFFICE    COMPLEX                                                 OTHER DIRECTORSHIPS
      ADDRESS(1)             AND LENGTH      OVERSEEN   PRINCIPAL OCCUPATION(S) DURING PAST HELD BY DIRECTOR DURING THE PAST FIVE
        AND AGE           OF TIME SERVED(2) BY DIRECTOR              FIVE YEARS                           YEARS(3)
------------------------- ----------------- ----------- ----------------------------------- -------------------------------------
DANIEL E. ZUCCHI          Since 1994              1     President of Daniel E. Zucchi                      --
Director                                                Associates (consulting); Formerly
Age: 69                                                 Senior Vice President and
                                                        Director of Consumer Marketing of
                                                        Hearst Magazine (multimedia
                                                        communications) (through 1995)

                                TERM OF
                              OFFICE AND
   NAME, POSITION(S)           LENGTH OF
       ADDRESS(1)                TIME
        AND AGE                SERVED(2)                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------- ----------------- ------------------------------------------------------------------------
OFFICERS:

CAESAR M.P. BRYAN                           Senior Vice President and Portfolio Manager of GAMCO Asset Management
Chief Investment Officer  Since 1994        Inc.
Age: 54

BRUCE N. ALPERT                             Executive  Vice  President  (sinse  1999) and Chief  Operating  Officer
President and Secretary   Since 1994        (since 1988) of Gabelli Funds, LLC;  Chairman of Teton Advisors,  Inc.,
Age: 57                                     since July 2008 and  Director  and  President  from 1998  through  June
                                            2008;  Senior  Vice  President  of GAMCO  Investors,  Inc.  since 2008;
                                            Officer of all  registered  investment  companies in the  Gabelli/GAMCO
                                            Fund Complex since 1988

JOSEPH H. EGAN                              Assistant Treasurer of the Fund since 2004;  Assistant Treasurer of all
Acting Treasurer          Since April       of the other registered  investment companies in the Gabelli/GAMCO Fund
Age: 66                   2010              Complex

AGNES MULLADY(6)                            Senior Vice President of GAMCO Investors, Inc. since 2009; Vice
Treasurer                 Since 2006        President of Gabelli Funds, LLC since 2007; Officer of all of the
Age: 50                                     registered investment companies in the Gabelli/GAMCO Funds Complex;
                                            Senior Vice President of U.S. Trust Company, N.A. and Treasurer and
                                            Chief Financial Officer of Excelsior Funds from 2004 through 2005

PETER D. GOLDSTEIN                          Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004;
Chief Compliance Officer  Since 2004        Chief  Compliance Officer of  all of the registered investment
Age: 57                                     companies in the Gabelli/GAMCO Funds Complex

----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422.

(2)  Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Fund's By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (I.E., public companies), or other investment companies registered under the 1940 Act.

(4) "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered to be an "interested person" because of his affiliation with the Adviser.

(5) Those Directors who are not considered to be "interested persons", as defined in the 1940 Act.

(6)  Agnes Mullady is on a leave of absence for a limited period of time.

The Board believes that each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Director's ability to perform his duties effectively has been attained in large part through the Director's business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Fund Complex, public companies, or non-profit entities or other organizations as set forth above and below. Each Director's ability to perform his duties effectively also has been enhanced by his education, professional training and other life experiences.

MARIO J. GABELLI. Mr. Gabelli is Chairman of the Board of Directors of the Fund. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is presently Chairman and Chief Executive Officer of GAMCO Investors, Inc. ("GAMCO"), a NYSE-listed investment advisory firm. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management, Inc., which are each asset management subsidiaries of GAMCO. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GAMCO. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms, and various charitable foundations and educational institutions, including as a Trustee of Boston College and as a member of the Board of Overseers of Columbia University School of Business. Mr. Gabelli received his Bachelors degree from Fordham University and his Masters of Business Administration from Columbia University School of Business.

E. VAL CERUTTI. Mr. Cerutti is Chief Executive Officer of Cerutti Consultants, Inc. He formerly served as Director of The LGL Group, Inc., a diversified manufacturing company. He was President and Chief Operating Officer of Stella D'Oro Biscuit Co., and served on the board of advisers of the Hagan Graduate School of Business of Iona College. He has served as a consultant to several venture capital groups. Mr. Cerutti has a Bachelor of Science degree from Fordham University and a Masters in Business Administration from Iona College.

ANTHONY J. COLAVITA, ESQ. Mr. Colavita is a practicing attorney with over 49 years of experience, including the area of business law. He is Chair of the Fund's Nominating Committee and Audit Committee and is a member of the Proxy Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Colavita also serves as a Trustee of a charitable remainder unitrust. He formerly served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority. He served for ten years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars per year. Mr. Colavita formerly served as special counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He was also formerly Chairman of the Westchester County Republican Party and the New York State Republican Party. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law.

WERNER J. ROEDER, M.D. Dr. Roeder is Vice President of Medical Affairs/Medical Director of Lawrence Hospital Center in Bronxville, New York. He has been a practicing surgeon for over 45 years. As Vice President of Medical Affairs at Lawrence Hospital, he is actively involved in quality, personnel, and financial matters concerning the hospital's $140 million budget. He is Chair of the Fund's Proxy Voting Committee and is also a member of the Fund's Audit and Nominating Committees and is a member of both multi-fund AD HOC Compensation Committees. Dr. Roeder also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sit. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctor in Medicine from New York Medical College.

ANTHONIE C. VAN EKRIS. Mr. van Ekris has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/export company for 19 years. Mr. van Ekris is a member of the Fund's Proxy Committee and serves on the boards of other funds in the Fund Complex and is the Chairman of one such fund's Nominating Committee and also is a member of the Proxy Voting Committee of some funds in the Fund Complex. He has over 55 years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in the international trading or commodity trading businesses and had also served in both these capacities for nearly 20 years for a large public jewelry chain. Mr. van Ekris was formerly a Director of an oil and gas operations company and served on the boards of a number of public companies, and served for more than 10 years on the Advisory Board of the Salvation Army of Greater New York.

SALVATORE J. ZIZZA. Mr. Zizza is the Chairman of a consulting firm. Mr. Zizza also serves as lead independent Director of the Fund and is a member of the Fund's Nominating and Audit Committees and both multi-fund AD HOC Compensation Committees and has been designated as the Fund's Audit Committee Financial Expert. In addition, he serves on comparable or other board committees, including as lead independent director, with respect to other funds in the Fund Complex on whose boards he sits. Besides serving on the boards of many funds within the Fund Complex, he is currently a Director of two other public companies and has previously served on the boards of several other public companies. He also previously served as the Chief Executive of a large NYSE-listed construction company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration from St. John's University, which also has awarded him an Honorary Doctorate in Commercial Sciences.

DANIEL E. ZUCCHI. Mr. Zucchi is President of Daniel E. Zucchi Associates, Inc., where he is also a Consultant of Media, Marketing, and Business. Mr. Zucchi serves on the Board, and is an investor in Anduro Holdings Inc., a manufacturer of BOPP consumer packaging since 2009. He formerly served as a board member and is one of the initial investors in Cypress Care LLC, a pharmacy benefit management company. In addition, Mr. Zucchi was a Senior Executive at Time Warner and the Hearst Corporation for over 20 years. In the public sector, Mr. Zucchi has served as a locally-elected government official, most recently since 2009 as a member of the Westchester County Executive's task force. Mr. Zucchi is a graduate of the University of Connecticut and attended the Harvard AAAA program during his tenure at Time Warner.

DIRECTORS -- LEADERSHIP STRUCTURE AND OVERSIGHT RESPONSIBILITIES

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Zizza as the lead independent Director. The lead independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead independent Director any obligations or standards greater than or different from other Directors. More than 75% of the members of the Board are independent Directors and each of the Nominating, Audit and Proxy Voting Committees are comprised entirely of independent Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has a Proxy Voting Committee. From time to time, the Board establishes additional committees or informal working groups, to deal with specific matters or assigns one of its members to participate with Directors or trustees of other funds in the Gabelli/GAMCO Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund AD HOC Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex. (The Fund Complex also has a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex, and some of the Fund's Directors may from time to time also serve on this separate committee).

All of the Fund's Directors other than Mr. Gabelli are independent Directors, and the Board believes they are able to provide effective oversight of the Fund's service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Fund's operations entail a variety of risks including investment, administration, valuation and a range of compliance matters. Although the Adviser, the sub-administrator and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund's risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund's Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund's and such providers' compliance programs. The Board's oversight function is facilitated by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund's risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.


STANDING BOARD COMMITTEES


The Board has established three standing committees in connection with their governance of the Fund - Audit, Nominating and Proxy Voting Committees.


The Fund's Audit Committee consists of three members: Messrs. Colavita (Chairman), Roeder and Zizza, who are Independent Directors of the Fund. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of the Fund on February 25, 2010. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm's responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board and the Fund's independent registered public accounting firm. During the fiscal year ended December 31, 2009, the Audit Committee met twice.

The Fund's Nominating Committee consists of three members: Messrs. Colavita (Chairman), Roeder and Zizza, who are both Independent Directors of the Fund. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the fiscal year ended December 31, 2009.


The Proxy Voting Committee consists of three members: Messrs. Roeder (Chairman), Colavita, and van Ekris, who are Independent Directors of the Fund. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Fund's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. The Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended December 31, 2009.


DIRECTOR OWNERSHIP OF FUND SHARES

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director as of December 31, 2009.



                                                   AGGREGATE DOLLAR
                          DOLLAR RANGE OF EQUITY    RANGE OF EQUITY
                              SECURITIES HELD       SECURITIES HELD
NAME OF DIRECTOR               IN THE FUND*        IN FUND COMPLEX*
-----------------------   ----------------------   ----------------
INTERESTED DIRECTOR:
Mario J. Gabelli                     E                    E
INDEPENDENT DIRECTORS:
E. Val Cerutti**                     C                    E
Anthony J. Colavita**                D                    E
Werner J. Roeder                     A                    E
Anthonie C. van Ekris**              D                    E
Salvatore J. Zizza                   A                    E
Daniel E. Zucchi                     A                    E

----------
*    Key to Dollar Ranges- Information as of December 31, 2009

A.   None

B.   $1 - $10,000

C.   $10,001 - $50,000

D.   $50,001 - $100,000

E.   Over $100,000

** Messrs. E. Val Cerutti, Anthony J. Colavita and Anthonie C. van Ekris each beneficially own less than 1% of the common stock of The LGL Group, Inc, having a value of $5,873, $4,389 and $5,264, respectively, as of December 31, 2009. Anthonie C. van Ekris beneficially owns less than 1% of the common stock of LICT Corp. having a value of $72,000 as of December 31, 2009. Mr. van Ekris beneficially owns 24 shares of CIBL Inc. having a value of $7,464 as of December 31, 2009. The LGL Group, Inc., LICT Corp., and CIBL Inc. may be deemed to be controlled by Mario J. Gabelli and affiliated persons and in that event would be deemed to be under common control with the Fund's Adviser.



DIRECTOR AND OFFICER COMPENSATION



No director, officer, or employee of Gabelli & Company, Inc., the Fund's distributor (the "Distributor") or the Adviser receives any compensation from the Fund for serving as an officer or Director of the Fund. If total net assets of the Fund are in excess of $100,000,000, the Fund pays each of its Directors who are not a director, officer, or employee of the Adviser or any of its affiliates, $6,000 per annum plus $1,000 per meeting attended in person and $500 per meeting attended by telephone. If total net assets of the Fund are below $100,000,000, the Fund pays each of its Directors who is not a director, officer, or employee of the Adviser or any of its affiliates, $1,000 per annum plus $500 per meeting attended in person and $250 per meeting attended by telephone. Each member of the Audit Committee, Nominating Committee and Proxy Voting Committee is paid $500 per meeting attended in person or by telephone. The Audit Committee Chairman and the lead director each receive an additional $1,000 per annum. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain special meetings or committee meetings on behalf of multiple funds. Directors are reimbursed for related travel and other out-of-pocket expenses regardless of the amount of total net assets held in the Fund.

The following table sets forth certain information regarding the compensation of the Fund's Directors. No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2009.

                               COMPENSATION TABLE

                     AGGREGATE COMPENSATION FROM REGISTRANT
                                  (FISCAL YEAR)



                                                    TOTAL COMPENSATION
   NAME OF PERSON          AGGREGATE COMPENSATION   FROM THE FUND AND
     AND POSITION               FROM THE FUND         FUND COMPLEX*
------------------------   ----------------------   ------------------
INTERESTED DIRECTORS:
   Mario J. Gabelli               $     0             $      0(26)
   Chairman of the Board
INDEPENDENT DIRECTORS:
   E. Val Cerutti                 $10,000             $ 32,500(7)
   Director
   Anthony J. Colavita            $12,000             $263,438(34)
   Director
   Werner J. Roeder, M.D.         $11,000             $115,500(22)
   Director
   Anthonie C. van Ekris          $10,000             $121,500(20)
   Director
   Salvatore J. Zizza             $12,000             $199,500(28)
   Director
   Daniel E. Zucchi               $10,000             $ 10,000(1)
   Director

* Represents the total compensation paid to such persons during the fiscal year ended December 31, 2009. The parenthetical number represents the number of investment companies (including the Fund) or portfolios thereof from which such person receives compensation and which are considered part of the same "fund complex" as the Fund because they have common or affiliated investment advisers.


CODE OF ETHICS

The Fund, its Adviser and the Distributor have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Fund has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services using the Proxy Guidelines, recommendations of Institutional Shareholder Services' Corporate Governance Services, Inc. ("ISS"), and its Corporate Governance Services, other third-party services and the analysts of the Distributor, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of the Distributor, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services or the Adviser's Legal Department has identified the matter as one that: (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by the Distributor's analysts. The Chief Investment Officer or the Distributor's analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund's shareholders on the one hand, and those of the Fund's Adviser and/or the principal underwriters, on the other hand, the conflict will be brought to the Proxy Voting Committee of the Fund to determine a resolution. The Proxy Voting Committee may determine to resolve any such conflict itself, may ask the Independent Directors of the Fund to vote the proxies, which would include the Proxy Voting Committee, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Fund filed Form N-PX with the Fund's complete proxy voting record for the 12 months ended June 30, 2009. This filing for the Fund is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of April 14, 2010, the following persons owned of record or beneficially 5% or more of the Fund's outstanding shares:

NAME AND ADDRESS                                % OF CLASS   NATURE OF OWNERSHIP
---------------------------------------------   ----------   -------------------
CLASS AAA

   National Financial Serv. Corp.                 38.46%*        Beneficial
   For the Exclusive Benefit of our Customers
   Millburn, NJ 07041-1631

   Charles Schwab & Co., Inc.                     25.29%*        Beneficial
   Special Custody Acct.
   FBO Exclusive Benefit of Customers
   San Francisco, CA 94104-4151

CLASS A

   Citigroup Global Markets, Inc.                  22.54%        Beneficial
   Owings Mills, MD 21117-3256

   MS & Co.                                        13.26%        Beneficial
   JPBC Associates, LLC.
   Greenwhich, CT 06830-4830

CLASS B

   Pershing LLC                                     6.61%        Beneficial
   Jersey City, NJ 07303-2052


   Oppenheimer & Co. Inc.
   FBO Customers                                    5.06%        Beneficial
   Newton Square, PA 19073-1402

CLASS C

   Citigroup Global Markets, Inc.                  20.21%        Beneficial
   Owings Mills, MD 21117-3256

   Charles Schwab & Co Inc.                        10.54%        Beneficial
   Special Custody Account
   FBO Customers
   San Francisco, CA 94104-4151

CLASS I

   Citigroup Global Markets, Inc.                  74.75%*       Beneficial
   Owings Mills, MD 21117-3256

   National Financial Services                      8.05%        Beneficial
   FBO Customers
   New York, NY 10281-5598

   Frontier Trust Company FBO                       8.49%        Record
   Gabelli Funds 401(K) Profit Sharing
   401(K) Profit Sharing
   Fargo, ND 58106-0758


----------
* Beneficial ownership is disclaimed. Beneficial ownership of the shares representing 25% or more of the outstanding shares of the Fund may be deemed to represent control, as that term is defined in the 1940 Act.

As of April 14, 2010, as a group, the Directors and officers of the Fund owned 1.19% of the Fund's equity securities.


                                       INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER

The Adviser is a New York limited liability company with principal offices located at One Corporate Center, Rye, New York 10580-1422. The Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser based on his controlling interest in GAMCO Investors, Inc. ("GBL"), the parent company of the Adviser. The Adviser and several of its affiliates provide investment advisory services. As of December 31, 2009, the Adviser acted as registered investment adviser to 26 management investment companies with aggregate net assets of $14.8 billion. The Adviser, together with the other affiliated investment advisers noted below had assets under management totaling approximately $26.3 billion as of December 31, 2009. GAMCO Asset Management Inc. ("GAMCO"), an affiliate of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub adviser to management investment companies, having aggregate assets of $11.2 billion under management as of December 31, 2009. Gabelli Securities, Inc., an affiliate of the Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $305 million as of December 31, 2009. Gabelli Fixed Income LLC, an affiliate of the Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $26 million under management as of December 31, 2009. Teton Advisors, Inc., an affiliate of the Adviser, acts as investment manager to The GAMCO Westwood Funds and separate accounts having aggregate assets of approximately $561 million under management as of December 31, 2009. Each of the foregoing companies, other than Teton Advisors, Inc., is a subsidiary of GBL. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli's ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc. as of December 31, 2009.


Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as an investment adviser to the Fund pursuant to an Investment Advisory Contract (the "Contract"), which was initially approved by the Fund's sole shareholder on June 15, 1994. Pursuant to the Contract, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

Under the Contract, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including PFPC Inc., the Fund's Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) prepares, but does not pay for, the periodic updating of the Fund's registration statement, Prospectuses and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund's tax returns, and reports to the Fund's shareholders and the SEC; (v) supervises the calculation of the NAV of each class of shares in the Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund's Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.


The cost of calculating the Fund's NAV is an expense payable by the Fund pursuant to the Contract. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, the Fund will reimburse the Adviser for such expense up to $45,000. During the fiscal year ended December 31, 2009, the Fund reimbursed the Adviser $45,000 in connection with the cost of computing the Fund's NAV.


The Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities, or products. The Fund has further agreed that in the event that for any reason the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli".

By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund's Board or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Directors, cast in person at a meeting called specifically for the purpose of voting on the continuance of the Contract. The Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.

As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly in an amount equal on an annualized basis to 1.00% of the Fund's average daily net assets.

ADVISORY FEES PAID TO ADVISER BY THE FUND
    (Fiscal years ended December 31)

   2009   $4,776,268
   2008   $4,985,547
   2007   $4,589,224


PORTFOLIO MANAGER INFORMATION

OTHER ACCOUNTS MANAGED


The table that follows provides summary information regarding other accounts for which the portfolio manager was primarily responsible for the day-to-day management during the fiscal year ended December 31, 2009.

                                                                     # of Accounts
     Name of                                                          Managed with   Total Assets
    Portfolio                                   Total                 Advisory Fee   with Advisory
   Manager or                               # of Accounts    Total     Based on      Fee Based on
   Team Member        Type of Accounts         Managed      Assets    Performance    Performance
-----------------   ---------------------   -------------   ------   -------------   -------------
Caesar M.P. Bryan   Registered Investment
                    Companies:                   4          $728.5M       1             $616M
                    Other Pooled
                    Investment Vehicles:         2          $  8.2M       2             $8.2M
                    Other Accounts:              8          $ 51.4M       0             $  0


POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio manager manages more than one account, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

SELECTION OF BROKER/DEALERS. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE

The compensation of portfolio managers in the Gabelli organization is structured to enable it to attract and retain highly qualified professionals in a competitive environment. Mr. Bryan receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than Mr. Bryan's compensation) allocable to the Fund. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity-based incentive compensation is based on an evaluation by the Adviser's parent, GAMCO Investors, Inc., of quantitative and qualitative performance evaluation criteria.

Mr. Bryan's compensation for managing other accounts is based on a percentage of net revenues received by the Adviser for managing the account. Compensation for managing accounts that have a performance-based fee will have two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the performance fee is paid to the portfolio manager.

OWNERSHIP OF SHARES IN THE FUND

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the Fund's portfolio manager:


                    DOLLAR RANGE OF EQUITY
                        SECURITIES HELD
      NAME                IN THE FUND*
-----------------   -----------------------
Caesar M.P. Bryan            E

----------
*    Key to Dollar Ranges- Information as of December 31, 2009

A.   None

B.   $1 - $10,000

C.   $10,001 - $50,000

D.   $50,001 - $100,000

E.   $100,001 - $500,000

F.   $500,001 - $1,000,000

G.   over $1,000,000


SUB-ADMINISTRATOR

The Adviser has entered into an agreement (the "Sub-Administration Agreement") with PNC Glabal Investment Servicing (U.S.) Inc. (the "Sub-Administrator"), which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board meetings, including the mailing of all Board materials, and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state "Blue Sky" authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - 0.0275%; $10 billion to $15 billion - 0.0125%; over $15 billion - 0.01%. The
Sub-Administrator's fee is paid by the Adviser and will result in no additional expense to the Fund.

COUNSEL

Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, serves as the Fund's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, independent registered public accounting firm, has been selected to audit the Fund's annual financial statements.


CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at The BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services on behalf of State Street and acts as the Fund's transfer agent and dividend disbursing agent. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

DISTRIBUTOR

To implement the Fund's Rule 12b-1 Plans, the Fund has entered into an Amended and Restated Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is an indirect majority owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.

Set forth in the table below are the amounts of sales commissions and underwriting fees on Class A Shares and contingent deferred sales charges ("CDSC") for Class A, Class B, and Class C Shares received and retained by the Distributor for the past three fiscal years:



               Sales Commissions for the Years Ended December 31,

                           2007                         2008                          2009
                -------------------------   ----------------------------   -------------------------
                                 Retained by                    Retained by                 Retained by
 Share Class    Commissions      Distributor    Commissions     Distributor   Commissions   Distributor
-------------   -----------      -----------   --------------   -----------   -----------   -----------
Class A Sales   $94,925          $11,895        $157,335        $27,569      $186,360        $28,630
Commissions
Class A CDSCs   Not Applicable   $    20        Not Applicable  $    55      Not Applicable  $    11
Class B CDSCs   Not Applicable   $ 1,650        Not Applicable  $ 6,880      Not Applicable  $   353
Class C CDSCs   Not Applicable   $10,579        Not Applicable  $16,697      Not Applicable  $ 1,226

Set forth in the table below are the amounts of brokerage commissions and other compensation received by the Distributor during the fiscal year ended December 31, 2009.


                      NET UNDERWRITING   COMPENSATION ON
                       DISCOUNTS AND     REDEMPTIONS AND    BROKERAGE       OTHER
                        COMMISSIONS        REPURCHASES     COMMISSIONS   COMPENSATION
                      ----------------   ---------------   -----------   ------------
The GAMCO Gold Fund       $214,990            $1,590            $0            $0


                               DISTRIBUTION PLANS

The Fund has adopted separate distribution and service plans (each a "Plan" and collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class AAA, Class A, Class B, and Class C Shares. Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under Plans are not dependent on distribution expenses incurred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly, a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other Gabelli/GAMCO funds and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Plans are intended to benefit the Fund, among other things, by supporting the Fund's distribution, which may increase its assets and thereby reduce the Fund's expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund's Board, including a majority of the Independent Directors. No Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Board in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Directors with periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be limited to the Independent Directors.

For the fiscal year ended December 31, 2009, the Fund incurred distribution costs for Class AAA, Class A, Class B, and Class C Shares of $1,257,381 payable to the Distributor. The Plans compensate the Distributor regardless of its expense.

For the fiscal year ended December 31, 2009, the Distributor identified expenditures for the Fund of approximately $16,700 for advertising and promotion, $25,300 for printing, postage, and stationery, $5,900 for overhead support expenses, $106,100 for salaries of personnel of the Distributor, $43,300 for advanced commissions and $1,017,300 for third party servicing fees.


Pursuant to the Plans, the Fund paid the Distributor 0.25% of its average daily net assets of Class AAA Shares and Class A Shares and 1.00% of its average daily net assets of Class B Shares and Class C Shares. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority ("FINRA"). Pursuant to the Distribution Agreement, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund's shares. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that continuance of such agreement shall be approved at least annually by the Fund's Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party thereto upon 60 days' written notice.

The amounts included in a prior paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board, the Fund also makes payments to the providers of these programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses the Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program's charges out of their financial resources other than Rule 12b-1 fees.

Class AAA Shares were first offered to the public on July 11, 1994. Class A, Class B, and Class C Shares were first offered to the public on December 27, 2002. Class I Shares were first offered to the public on January 11, 2008.


Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund other than as described in the Prospectus for Class A, Class B, Class C and Class I Shares under the "Classes of Shares" section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.


No Independent Director of the Fund had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to the Distributor, a broker-dealer member of FINRA and an affiliate of the Adviser; and (2) pay commissions to brokers other than the Distributor which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund or other investment funds managed by the Adviser and its affiliates by brokers, including the Distributor, as a factor in its selection of brokers or dealers for the Fund's portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of such securities usually may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided and, based on such determinations, has allocated brokerage commissions of $183,539 on portfolio transactions in the principal amount of $83,401,274 during 2009. The average commission on these transactions was $0.01 per share.


Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with the Distributor when it appears that, as an introducing broker or otherwise, the Distributor can obtain a price, execution, and commission, which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to the Distributor on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those the Distributor charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Fund's procedures contain requirements that the Board, including the Independent Directors, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser is also required to furnish reports and maintain records in connection with the reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), the Distributor controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of the Distributor, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to the Distributor. The Distributor may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, the Distributor may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund's Board has expressly authorized the Distributor to effect such transactions; and (ii) the Distributor annually advises the Fund of the aggregate compensation it earned on such transactions.


The following table sets forth certain information regarding the Fund's payment of brokerage commissions for fiscal years ended December 31 as indicated:

                                                Fiscal Year Ended   Commissions
                                                   December 31,        Paid
                                                -----------------   -----------
Total Brokerage Commissions                           2007            $249,851
                                                      2008            $273,896
                                                      2009            $200,917
Commissions paid to the Distributor                   2007            $      0
                                                      2008            $      0
                                                      2009            $      0
% of Total Brokerage Commissions
   paid to the Distributor                            2009                   0%
% of Total Transactions involving Commissions
   paid to the Distributor                            2009                   0%

As of the fiscal year ended December 31, 2009, the Fund did not hold securities of its regular broker-dealers or their parents.



                              REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of the Fund and taken at their value used in determining the Fund's NAV as described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

The Fund imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange any of your shares within seven (7) days or less after the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Fund's Prospectuses. The fee is not a sales charge (load) and is paid directly to the respective Fund and not the Adviser or Distributor.

                        DETERMINATION OF NET ASSET VALUE

The NAV is calculated separately for each class of the Fund. The NAV of Class B and Class C Shares of the Fund, as applicable, will generally be lower than the NAV of Class A, Class I, or Class AAA Shares, as applicable, as a result of the higher service and distribution-related fees to which Class B and Class C

Shares are subject. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining the Fund's NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the official closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company, comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipts securities at the close of the U.S. exchanges; and evaluation of any other information that could be indicative of the value of the security.

The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund's Board. Further information on fair valuation is provided in the Fund's Prospectuses under "Pricing of Fund Shares".

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund's NAV, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.


NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are:
Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively, except New Year's Day 2011.


                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local, and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

GENERAL

The Fund has elected to qualify and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from option, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in "qualified publicly traded partnerships" (I.E., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting securities are held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Any gains realized upon the sale of bullion will not count towards the 90% gross income test described above and any bullion owned by the Fund will not count towards the asset diversification requirement described above.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise, or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains, if any, that it distributes to its shareholders, provided that the Fund distributes to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (I.E., taxable income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Fund will determine either to distribute, or to retain for reinvestment, all or part of any net long-term capital gains. If any such gains are retained, the Fund will be subject to a U.S. federal income tax

(currently at a maximum rate of 35%) on the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (1) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its own U.S. federal income tax liability, if any, and to claim a refund to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income. Organizations or persons not subject to U.S. federal income tax on such capital gain will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Under the Code, amounts not distributed by the Fund on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax. To avoid this excise tax, the Fund must distribute during each calendar year an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period generally ending on October 31 of the calendar year (unless an election is made by the Fund to use the Fund's December fiscal year end), and (3) all ordinary income and capital gain income for previous years that were not previously distributed. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

On December 31, 2009 the Fund had no remaining unused capital loss carryforwards.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Provided that certain holding period and other requirements are met, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and
(ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (I.E., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than one year. Gains or losses on sales of securities held by the Fund for one year or less will generally be short-term capital gains or losses.

The Fund's transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund's investment in so-called "Section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or "appreciated financial positions"; (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund's investments (including through depositary receipts) in issuers in such country; or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

The diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and options on futures contracts and will limit the extent to which the Fund will be able to hold bullion.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

FOREIGN INVESTMENTS

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of the Fund's assets at the close of a taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat those foreign income taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles as paid by its shareholders. If the Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would be entitled to credit their eligible portions of this amount against their U.S. income tax liability or to deduct those portions from their U.S. taxable income. Holding period requirements restrict the ability of the Fund to make, and the shareholders to enjoy the benefits of, such an election. No deduction for foreign taxes may be claimed by a shareholder that does not itemize deductions. Certain limitations may be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts, and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

PASSIVE FOREIGN INVESTMENT COMPANIES

If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Generally, a non-US corporation is treated as a PFIC if either 75% or more of its gross income is passive income or 50% or more of its assets produce passive income or are held for the production of passive income.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

DISTRIBUTIONS

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been made and received by each shareholder on December 31 of such calendar year, provided such dividend is actually paid by the Fund during January of the following calendar year.

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its net investment company taxable income ("regular dividends") are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt organizations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in its shares of the Fund, and as a capital gain thereafter (if the shareholder holds its shares of the Fund as capital assets). Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations, provided certain holding period and other requirements are met.

Shareholders receiving distributions in the form of shares should have a basis in such shares of the Fund equal to the amount of cash that the shareholders would have received had they elected to receive cash instead of shares. If the NAV of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the Fund from real estate investment trusts, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.

SALES OF SHARES

Upon a taxable sale or exchange of shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder's basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be a capital gain or loss if the shares are held as capital assets and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions (or deemed distributions) of net long-term capital gain received by the shareholder with respect to such shares.

An exchange from one share class within the Fund to another share class within the Fund is not a taxable transaction, provided that such classes have identical rights with respect to the Fund's assets.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (E.G., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

BACKUP WITHHOLDING

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion (currently 28%) of the dividends, distributions, and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NOTICES

Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions, and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

OTHER TAXES

Dividends, distributions, and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Shareholders should consult their tax advisors regarding their investment in the Fund.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-U.S. SHAREHOLDERS

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

FUND MATTERS

The Fund reserves the right to create and issue a number of portfolios, in which case the shares of each portfolio would participate equally in the earnings, dividends, and assets of the particular portfolio and would vote separately to approve management agreements or changes in investment policies, but shares of all portfolios would vote together in the election or selection of Directors, principal underwriters and auditors and, generally, on any proposed amendment to the Fund's Articles of Incorporation.

Upon liquidation of the Fund or any portfolio, shareholders of the affected portfolio would be entitled to share pro rata in the net assets of their respective portfolio available for distribution to such shareholders.

                        DESCRIPTION OF THE FUND'S SHARES


DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES


The Fund is an open-end management investment company that was organized as a Maryland corporation on May 13, 1994. Its authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies, or upon the written request of 10% of the Fund's shares. The Fund's Board is authorized to divide the unissued shares into separate portfolios of stock, each portfolio representing a separate, additional portfolio.

There are no conversion or preemptive rights in connection with any shares of the Fund, except that the Class B Shares may convert into Class A Shares as described in the Prospectus. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV, at the option of the shareholder.

The Fund sends semi-annual and audited annual reports to all shareholders which include lists of portfolio securities and the Fund's financial statements, which shall be audited annually. Unless a shareholder otherwise specifically requests in writing, the Fund may send a single copy of Prospectuses and reports to shareholders to all accounts at the same address.

The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.

SHAREHOLDER APPROVAL

Other than elections of Directors, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative vote of at least a "majority" (as defined by the 1940 Act) of the outstanding voting securities of the Fund at a meeting called for the purpose of considering such approval. A majority of the Fund's outstanding securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

INFORMATION FOR SHAREHOLDERS

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1422. For assistance, call 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com.

                              FINANCIAL STATEMENTS


The Fund's Financial Statements for the fiscal year ended December 31, 2009, including the Report of Ernst & Young LLP, are incorporated herein by reference to the Fund's Annual Report. The Fund's Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance and other assurance in connection with certain SEC filings.

                                   APPENDIX A

          DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S")
                             CORPORATE BOND RATINGS

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to very high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with little prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principle or interest.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

            DESCRIPTION OF STANDARD & POOR'S CORPORATION'S ("S&P'S")
                             CORPORATE DEBT RATINGS

AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB,B,  Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having
CCC,   significant speculative characteristics. 'BB' indicates the least degree
CC,C of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1: The rating C1 is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                 DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels.

baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                  DESCRIPTION OF S&P'S PREFERRED STOCK RATINGS

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                            PART C: OTHER INFORMATION

Item 28. EXHIBITS

         (a)(1) Articles of Incorporation of the Registrant, dated May 11, 1994, are incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement as filed with the SEC via EDGAR on April 29, 1996 (Accession No. 0001005477-96-000060)
                ("Post-Effective Amendment No. 3").

         (a)(2) Articles of Amendment to the Articles of Incorporation, dated April 25, 2000, are incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2000 (Accession No.
                0000935069-00-000196) ("Post-Effective Amendment No. 8).

         (a)(3) Articles Supplementary to the Articles of Incorporation, dated December 6, 2002, are incorporated by reference to Post-Effective Amendment No 11 to the Registration Statement as filed with the SEC via EDGAR on December 16, 2002 (Accession No. 0000935069-02-001340) ("Post-Effective Amendment No. 11").

         (a)(4) Articles Supplementary to the Articles of Incorporation, dated April 2, 2005, are incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement as filed with the SEC via EDGAR on April 29, 2005 (Accession No. 0000935069-05-001041) ("Post-Effective Amendment No. 15").

         (a)(5) Articles of Amendment to the Articles of Incorporation, dated December 22, 2005, are incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement as filed with the SEC via EDGAR on April 28, 2006 (Accession No. 0000935069-06-001195).

         (b)(1) By-Laws of the Registrant, dated May 11, 1994, are incorporated by reference to Post-Effective Amendment No. 3.

         (b)(2) Amended and Restated By-laws, dated August 19, 2009, are incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, as filed with the SEC via EDGAR on February 26, 2010 (Accession No. 0000950123-10-017793).

         (c)    Not Applicable.

         (d)(1) Investment Advisory Agreement between the Registrant and Gabelli Funds, Inc., dated June 15, 1994, is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2001, (Accession No. 0000935069-01-500089) ("Post-Effective Amendment No. 9").

         (d)(2) Amendment No. 1 to the Investment Advisory Agreement between the Registrant and Gabelli Funds, Inc. (now known as Gabelli Funds,
                LLC), dated May 17, 2000, is incorporated by reference to Post-Effective Amendment No. 9.

         (e) Amended and Restated Distribution Agreement between the Registrant and Gabelli & Company, Inc., dated May 1, 2000, is incorporated by reference to Post-Effective Amendment No. 9.

         (f)    Not Applicable.

         (g)(1) Amended and Restated Master Custodian Agreement, between the Registrant and State Street Bank & Trust Company ("State Street"), dated July 2, 2001, is incorporated by reference to Post-Effective Amendment No. 10, as filed with the SEC via EDGAR on May 1, 2002 (Accession No. 0000935069-02-000386).

         (g)(2) Form of Subcustodian Agreement (for precious metals) is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, as filed on June 24, 1994.

         (h) Transfer Agency and Service Agreement between the Registrant and State Street is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC via EDGAR on April 30, 1998 (Accession No.
                0000950152-98-003817).

         (i)(1) Consent of Paul, Hastings, Janofsky & Walker LLP, Fund counsel, is filed herewith.

         (i)(2) Opinion of Venable, Baetjer and Howard is incorporated by reference to Post-Effective Amendment No. 8.

         (j)(1) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, is filed herewith.

         (j)(2) Power of Attorney for Mario J. Gabelli, Caesar M. P. Bryan, E. Val Cerutti, Anthony J. Colavita, Karl Otto Pohl, Werner J. Roeder, Anthonie C. van Ekris, and Daniel E. Zucchi, dated November 1, 2000, are incorporated by reference to Post-Effective Amendment No. 9.

         (j)(3) Power of Attorney for Salvatore J. Zizza, dated April 27, 2004, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement as filed with the SEC via EDGAR on April 30, 2004 (Accession No. 0000935069-04-000675).

         (k)    Not Applicable.

         (l)(1) Subscription Agreement with initial shareholder, dated June 15, 1994, is incorporated by reference to Post-Effective Amendment No. 3.

         (l)(2) Purchase Agreement with respect to Class A Shares of the Fund, dated November 20, 2002, is incorporated by reference to Post-Effective Amendment No. 11.

         (l)(3) Purchase Agreement with respect to Class B Shares of the Fund, dated November 20, 2002, is incorporated by reference to Post-Effective Amendment No. 11.

         (l)(4) Purchase Agreement with respect to Class C Shares of the Fund, dated November 20, 2002, is incorporated by reference to Post-Effective Amendment No. 11.

         (m)(1) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class AAA shares, dated May 1, 2000, is incorporated by reference to Post-Effective Amendment 9.

         (m)(2) Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares, dated February 19, 1999, is incorporated by reference to Post-Effective Amendment No. 11.

         (m)(3) Plan of Distribution pursuant to Rule 12b-1 relating to Class B Shares, dated February 19, 1999, is incorporated by reference to Post-Effective Amendment No. 11.

         (m)(4) Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares, dated February 19, 1999, is incorporated by reference to Post-Effective Amendment No. 11.

         (n) Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004, is incorporated by reference Post-Effective Amendment No. 15.

         (o)    Not Applicable.

         (p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., Teton Advisors, Inc., Gabelli Securities, Inc., and Gabelli Fixed Income LLC, is incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, as filed with the SEC via EDGAR on April 30, 2009 (Accession No. 0000935069-09-001128).

Item 29.        PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                None.

Item 30.        INDEMNIFICATION

                Under Article V, Section 1, of the Registrant's By-Laws, any past or present director or officer of Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a director or officer of Registrant. This provision does not authorize indemnification when it is determined, in the manner specified in the By-Laws, that such director or officer would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. In addition, Section 1 provides that to the fullest extent permitted by Maryland General Corporation Law, as amended from time to time, no director or officer of the Fund shall be personally liable to the Fund or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the Investment Company Act of 1940, as amended from time to time. Under Article V, Section 2, of the Registrant's By-Laws, expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such director or officer to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of the advanced expenses is not authorized under the By-Laws.

                Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.        BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

                Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

                The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 32.        PRINCIPAL UNDERWRITER

         (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers

                Fund, The Gabelli Money Market Funds, Gabelli SRI Green Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value Fund Inc. and The GAMCO Westwood Funds.

         (b) The information required by this Item 32 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

         (c)    Not Applicable.

Item 33.        LOCATION OF ACCOUNTS AND RECORDS

                All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

                1.   Gabelli Funds, LLC
                     One Corporate Center
                     Rye, New York 10580-1422

                2.   PNC Global Investment Servicing (U.S.) Inc.
                     99 High Street
                     Boston, Massachusetts 02110

                3.   PNC Global Investment Servicing (U.S.) Inc.
                     760 Moore Road
                     King of Prussia, Pennsylvania 19406

                4.   State Street Bank and Trust Company
                     One Heritage Drive
                     North Quincy, Massachusetts 02171

                5.   Boston Financial Data Services, Inc.
                     Two Heritage Drive
                     North Quincy, Massachusetts  02171

Item 34.        MANAGEMENT SERVICES

                Not Applicable.

Item 35.        UNDERTAKINGS

                Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, THE GAMCO GOLD FUND, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye, and State of New York, on the 30th day of April, 2010.

                                        GAMCO GOLD FUND, INC.


                                        By: /s/ Bruce N. Alpert
                                            --------------------
                                            Bruce N. Alpert
                                            President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 21 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                           TITLE                   DATE
----------                              -----------------------------   --------------


*                                       Chairman of the Board           April 30, 2010
-------------------------------------
Mario J. Gabelli


/s/ Bruce N. Alpert                     President and Secretary         April 30, 2010
-------------------------------------   (Principal Executive Officer)
Bruce N. Alpert


/s/ Joseph H. Egan                      Acting Treasurer                April 30, 2010
-------------------------------------   (Principal Financial Officer)
Joseph H. Egan


*                                       Director                        April 30, 2010
-------------------------------------
E. Val Cerutti


*                                       Director                        April 30, 2010
-------------------------------------
Anthony J. Colavita


*                                       Director                        April 30, 2010
-------------------------------------
Werner J. Roeder


*                                       Director                        April 30, 2010
-------------------------------------
Anthonie C. van Ekris


*                                       Director                        April 30, 2010
-------------------------------------
Salvatore J. Zizza


*                                       Director                        April 30, 2010
-------------------------------------
Daniel E. Zucchi


*By: /s/ Bruce N. Alpert
     --------------------------------
     Bruce N. Alpert
     Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------
28(i)(1)      Consent of Paul, Hastings, Janofsky & Walker LLP, Fund counsel

28(j)(1)      Consent of Ernst & Young LLP, Independent Registered Public Accounting
              Firm